                                                           Exhibit 10.22



                               ADOPTION AGREEMENT
              FOR THE QUALIFIED BENEFITS, INC.  REGIONAL PROTOTYPE
                 NON-STANDARDIZED PROFIT SHARING PLAN AND TRUST


         The QUALIFIED BENEFITS, INC. Regional Prototype Non-Standardized Profit Sharing Plan and Trust ("the Plan and Trust") is hereby adopted by Banner's, A California Corporation dba Central Electric Company (hereinafter "the Employer") effective as of November 1, 1989 ("the Effective Date"). The Plan and Trust as applicable to the Employer shall be known as: Banner's, A California Corporation dba Central Electric Company Profit Sharing Plan.

( )      a.      The Plan and Trust is an amendment of a preexisting Plan which was originally effective as of____/____/____.

(X)      b.      The Plan and Trust is a restatement of a preexisting Plan
                 which was originally effective as of November 1, 1986.


                                *** CAUTION ***

            FAILURE TO FILL OUT THE ADOPTION AGREEMENT PROPERLY MAY
                     RESULT IN DISQUALIFICATION OF THE PLAN

PART I. The following identifying information pertains to the Employer and the Plan and Trust:

1.    Employer Address                   :  1810 So. Broadway
                                            Los Angeles, CA 90015

2.    Employer Telephone                 :  (213)748-9901

3.    Employer Tax ID                    :  95-2090120

4.    Employer Fiscal Year               :  November 1 to October 31

5.    Three Digit Plan Number            :  002

6.    Plan ID Number                     :  95-2090120

7.    Trust ID Number                    :  95-2090120

8.    Plan Fiscal Year (must             :  November 1 to October 31
      be 12 consecutive mos.)

9.    Short Initial Plan Year            :  N/A





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10.   Plan Agent                         :  Banner's, A California Corporation
                                            dba
                                            Central Electric Company
                                            1810 So.  Broadway
                                            Los Angeles, CA 90015

11.   Plan Administrator                 :  Banner's, A California Corporation
                                            dba
                                            Central Electric Company
                                            1810 So.  Broadway
                                            Los Angeles, CA 90015

12.   Plan Administrator                 :  95-2090120
      ID Number

13.   Plan Trustees                      :  Wells Fargo Bank
                                            333 So.  Grand Avenue, Suite 540
                                            Los Angeles, CA 90071

14.   IRS Determination                  :  January 7, 1991
      Letter Date

15.   IRS File Folder Number             :  950085996

16.   Legal Organization of Employer:

         ( )  a.  Sole Proprietorship

         ( )  b.  Partnership

         (X)  c.  C Corporation

         ( )  d.  Not for Profit Corporation

         ( )  e.  S Corporation

         ( )  f.  Other - Explain:

17.   Business Code                      :  5398

18.   Other Members of a Controlled Group or Affiliated Service Group:


      (If any, each member should sign Adoption Agreement or otherwise satisfy applicable participation requirements.)





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PART II.  The Plan contains certain predetermined design features intended to provide the statutory requirement or most commonly adopted feature but permits the selection of alternative features. If an Employer desires to retain the predetermined design feature, select the provision designated Plan Provision. If an alternative design feature is desired, select the appropriate provision. Unless specifically provided to the contrary, only one selection may be made for each design category. Section references are to relevant Plan Sections. Defined terms have the meanings provided in the Plan.

A.       Eligibility and Service Provisions

1. Eligible Employees - Section 1.2.17 provides that all employees, including employees of certain related businesses and leased employees are eligible except for certain union members and non-resident aliens. (Specify all applicable)

         (X)  a.  Plan Provision

         ( )  b.  Include members of collective bargaining unit

         ( )  c.  Exclude self-employed persons

         ( )  d.  Exclude Employees not employed by the Employer

         ( )  e.  Exclude commissioned Employees

         ( )  f.  Exclude hourly Employees

         ( )  g.  Exclude salaried Employees

         ( )  h.  Other - Specify. (Cannot discriminate in favor of Highly
                  Compensated Employees).


2. Eligibility Requirements (See Section 2.1.1) - An Employee is eligible to participate if he satisfies the following requirements during the Eligibility Computation Period. (Specify as many as are applicable):

         ( ) a. Date of hire, i.e. no age or service required (no other choices may be selected)

         (X) b. Minimum Age of 18 years (Not to exceed 21, partial years may be used)

         (X) c. Minimum of 6 months of service (Cannot require more than 24 months, or more than 12 months if full vesting after not more than 2 Years of Service is not selected; if periods other than whole years are selected an Employee cannot be required to complete any specified number of Hours of Service to receive credit for the fractional year)

         ( )  d.  Hours of Service required (cannot exceed 1000)

         ( ) e. Employed on _____/____/____. (For new plans only, select an additional option if this provision is selected)





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3.       Eligibility Computation Period - Section 1.2.16 provides that the eligibility computation period begins on the date of hire and the subsequent periods commence on each annual anniversary of such date. (Select one)

         ( )  a.  Plan Provision

         (X) b. If an Employee fails to satisfy the eligibility requirements during the initial eligibility computation period, the eligibility computation period shall be the Plan Year beginning with the first Plan Year commencing prior to the first anniversary of the employment commencement date.

         NOTE: The Eligibility Computation Period and the Break in Service computation period for purposes of eligibility to participate must be the same.

4. Hour of Service - Section 1.2.24 provides that service will be credited on the basis of actual hours for which the employee is paid or entitled to payment. If records of actual hours are not maintained, credit is given on the basis of: (Select one)

         (X)  a.  Plan Provision - Records are maintained

         ( )  b.  Days Worked - An Employee will be credited with 10 Hours of
                  Service if he is credited with at least 1 Hour of Service during the day

         ( )  c.  Weeks Worked - An Employee will be credited with 45 Hours of
                  Service if he is credited with at least 1 Hour of Service during the week

         ( ) d. Semi-Monthly Payroll Period - An Employee will be credited with 95 Hours of Service if he is credited with at least 1 Hour of Service during the payroll period

         ( ) e. Months worked - An Employee will be credited with 190 Hours of Service if he is credited with at least 1 Hour of Service during the month

5. Entry Date - Section 2.1.2 provides that an Employee who satisfies any eligibility requirements enters the Plan on the Entry Date. For this purpose the Entry Date is the: (Select one)

         ( )  a.  First day of next Plan Year or _______ months (Not to exceed
                  6) after satisfying the eligibility requirements, if earlier

         ( ) b. First day of ______ month (Not more than 6 after satisfying eligibility requirements or the first day of the next Plan Year, if earlier

         ( )  c.  Date of satisfying the eligibility requirements

         ( ) d. First day of Plan Year in which the eligibility requirements are satisfied





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         (X)  e.  First day of Plan Year nearest to the date the eligibility requirements are satisfied

         ( ) f. Semiannual - ( ) first or ( ) last day of 6 month periods, beginning with first of Plan Year, coincident with or after satisfying eligibility requirements

         ( ) g. Quarterly - ( ) first or ( ) last day of 3 month periods, beginning with first of Plan Year, coincident with or after satisfying eligibility requirements

         ( )  h.  Monthly - ( ) first or ( ) last day of each month of the Plan
                  Year, coincident with or after satisfying eligibility requirements

         NOTE: The Entry Date should be coordinated with the Compensation measuring period.

6. Break in Service - Section 1.2.6 provides that a Break in Service occurs if an Employee fails to complete more than 500 hours of service during the applicable computation period. (Select one)

         (X)  a.  Plan Provision

         ( ) b. A Break will occur if the Employee fails to complete more than _________ (Not to exceed 500) Hours of Service

7. Break in Service Computation Period - For the purpose of determining a Break in Service Section 1.2.6 provides that the Employer may select the break computation period. For eligibility to participate, the break computation period is (Select one):

         (X)  a.  The Plan Year

         ( )  b.  The Eligibility Computation Period

         For vesting purposes, the break computation period is (Select one):

         (X)  a.  The Plan Year

         ( )  b.  The Eligibility Computation Period

         NOTE:    The computation period for measuring Years of Service and
         Breaks in Service for vesting purposes must be the same.





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B.       Dating Provisions

1. Anniversary Date - Section 1.2.3 provides that the Anniversary Date is the last day of the Plan Year unless another date is specified. (Select one)

         (X)  a.  Plan Provision - No other date is specified.

         ( )  b.  The first day of the Plan Year.

         ( )  c.  Other - Specify. (Must be at least annually)

2. Valuation Date - Section 1.2.48 provides that the Valuation Date is the Anniversary Date and any other date specified. (Select one)

         (X)  a.  Plan Provision - No other date is specified.

         ( ) b. Semiannually on the last day of each 6 month period beginning with the first of the Plan Year

         ( ) c. Quarterly on the last day of each 3 month period beginning with the first of the Plan Year

         ( )  d.  Monthly on the last day of each month of the Plan Year

         ( )  e.  Other - Specify. (Must be at least annually)

3. Normal Retirement Date - Section 1.2.32 permits the adoption of a Normal Retirement Date. (Select one)

         ( )  a.  Date Normal Retirement Age is attained

         ( )  b.  First day of month in which Normal Retirement Age is attained

         ( ) c. First day of month nearest date Normal Retirement Age is attained

         ( )  d.  First day of month coincident with or next following the date
                  Normal Retirement Age is attained

         (X) e. Anniversary Date nearest date Normal Retirement Age is attained

         ( )  f.  Anniversary Date coincident with or next following date
                  Normal Retirement Age is attained

4. Normal Retirement Age - For each Participant the Normal Retirement Age is:

         ( )  a.  Age _____ (not to exceed 65)

         (X) b. The later of age 65 (not to exceed 65) or the 5th (not to exceed the fifth (5th)) anniversary of the participation commencement date, if later. The participation commencement date is the first day of the Plan Year in which a Participant commenced participation in the Plan.





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5.       Early Retirement Date - See Section 1.2.14: (Select one)

         (X)  a.  The Plan does not provide an early retirement date

         ( )  b.  The actual date the Participant attains the Early Retirement
                  Age

         ( ) c. The Anniversary Date coincident with or next following the date the Participant attains the Early Retirement Age

         ( ) d. The Valuation Date coincident with or next following the date the Participant attains the Early Retirement Age

         ( ) e. The last day of the month coincident with or next following the date the Participant attains the Early Retirement Age

         ( )  f.  Other - Specify. (Cannot discriminate in favor of Highly
                  Compensated Employees)

6.       Early Retirement Age: (Select all applicable)

         ( )  a.  Age _____ (not to exceed 65)

         ( )  b.  _____ Years of Service

         ( )  c.  _____ Years of Service while a Participant

         ( )  d.  _____ Years prior to the Normal Retirement Age

         NOTE: Cannot discriminate in favor of Highly Compensated Employees.

C.       Compensation

1. Compensation - See Section 1.2.8. For purposes of the Plan a Participant's compensation is based on the Limitation Year and shall:
         (Select all applicable)

         (X)  a.  Statutory: Include all compensation paid

         ( ) b. Include compensation which is not includable in gross income by reason of Code 125, 402(a)(8), 402(h)(1)(B) or 403(b)

         ( )  c.  Exclude compensation which is for overtime

         ( )  d.  Exclude compensation which is for commissions

         ( )  e.  Exclude compensation which is for discretionary bonuses

         ( )  f.  Exclude compensation which is for all bonuses

         ( )  g.  Exclude compensation which is for taxable employee benefits

         ( )  h.  Exclude compensation in excess of $______________

         ( ) i. Other exclusion - Specify. (Cannot discriminate in favor of Highly Compensated Employees)

         NOTE: Exclusions are permissible if the Plan is not integrated with Social Security. Exclusions may cause the Plan to be impermissibly discriminatory.





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2.       For the initial year of participation, include Compensation from:
         (Select one)

         ( )  a.  Entry Date as a Participant

         (X)  b.  First day of the Plan Year

         NOTE: The Compensation taken into account should be coordinated with the Entry Date.

D.       Contribution and Allocation

1. Contribution Formula - The Employer's contribution to the Plan shall be: (Select one)

         ( )  a.  Discretionary, out of profits

         (X)  b.  Discretionary, but not limited to profits

         ( ) c. _________% of each Participant's Compensation. (Generally should not exceed 15% of total Compensation)

2.       Allocation Method - The Employer contribution is allocated to
         Participants: (Select one)

         (X) a. Proportionate to Salary. Based upon each Participant's Compensation in proportion to the Compensation of all Participants.

         ( )  b.  Integrated with Social Security.  Based each Year on each
                  Participant's Compensation to the extent of a base contribution percentage multiplied by the Participant's Compensation plus the lesser of 5.7% or the base contribution percentage multiplied by the Participant's Compensation in excess of the Social Security Integration Level and any remainder is allocated based upon each Participant's Compensation in proportion to the Compensation of all Participants.





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
         The Social Security Integration Level is equal to:

         ( ) c. The Social Security Wage Base in effect as of the first day of the Plan Year.

         ( ) d. $_______ (Not to exceed the Social Security Wage Base in effect as of the first day of the Plan Year).

         ( )  e.  ________% (Not to exceed 100) of the Social Security Wage
                  Base in effect as of the first day of the Plan Year.

         ( )  f.  The greater of $10,000 or 20% of the Social Security Wage
                  Base in effect as of the first day of the Plan Year.

         NOTE: The Employer Contribution allocable to Compensation in excess of the Social Security Integration Level (SSIL) may not exceed 5.4% if the SSIL is more than 80% but less than 100% of the Social Security Wage Base (SSWB), and may not exceed 4.3% if the SSIL is greater than 20% of the SSWB, but not more than 80% of the SSWB, and greater than $10,000.

3. Requirement to Share in Contribution Allocation. In order to share in the allocation of the Employer's Contribution a Participant: (Select all applicable)

         (X) a. Is eligible regardless of Hours of Service if the Employee dies during the Plan Year

         (X) b. Is eligible regardless of Hours of Service if the Employee retires during the Plan Year

         (X) c. Is eligible regardless of Hours of Service if the Employee becomes totally disabled during the Plan Year

         (X) d. Must complete 1,000 (May not require in excess of 1000) Hours of Service during Plan Year

         (X)  e.  Must be employed at Plan Year end

4. Limitation Year - Section 1.2.29 provides that the Limitation Year for purposes of the limitation imposed by IRC Section 415 is the Plan Year. (Select one)

         (X)  a.  Plan Provision

         ( )  b.  Calendar year coinciding with or ending within the Plan Year

         NOTE: Compensation is based on the Limitation Year and should be coordinated with the Entry Date.





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E.       Vesting Provisions

1. Years of Service - Section 1.2.50 provides that a Year of Service is any Plan Year (including years prior to the effective date) in which at least 1000 Hours of Service are performed. It also includes the eligibility computation period during which the employee completes the eligibility requirements which overlaps Plan Years if 1000 Hours of Service are not performed in at least one Plan Year. (Select all applicable)

         (X)  a.  Plan Provision

         ( )  b.  Use Eligibility Computation Period in lieu of Plan Year

         ( ) c. Use _____ in lieu of 1000 Hours of Service (Not to exceed 1000 hours)

2. Excluded Years - Section 1.2.50 provides that all Years of Service are taken into account.

         (X)  a.  Plan Provision - Include all Years of Service

         ( )  b.  Exclude Plan Years prior to age 18

         ( ) c. Exclude Plan years prior to adoption of plan or predecessor plan. Date of adoption: __ / __ / __

3. Vesting Schedule - Section 2.4.2(f) provides that benefits will vest in accordance with the method specified in the Adoption Agreement.

         Employer Accounts:

         (X) a. At the rate of 20% each year after 3 Years of Service. (20% vested in third year)

         ( ) b. At the rate of 20% each year after 2 Years of Service. (20% vested in second year)

         ( )  c.  100% vesting upon participation.

         ( )  d.  100% vesting after ______ Year(s) of Service (Not to exceed
                  5)

         ( ) e. 100% vesting at Early Retirement Date (Must also select another alternative)

         ( ) f. Other: (Optional vesting schedule must be at least as favorable as a. or d.)

                  Year(s) of Service       Percent Vesting
                  Less than 1                 __________
                  1 but less than 2           __________
                  2 but less than 3           __________
                  3 but less than 4           __________
                  4 but less than 5           __________
                  5 but less than 6           __________
                  6 but less than 7           __________
                  7 or More                   __________





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4.       Top Heavy Vesting Schedule - Section 2.6.1(b) provides that if the
         Plan becomes Top Heavy, unless the Employer specifies otherwise, vesting will be at a rate of 20% per year beginning with the second Year of Service.

         Employer Accounts:

         (X)  a.  Plan Provision

         ( )  b.  100% vested after _____ Year(s) of Service (Not to exceed 3)

         ( ) c. Other: (Optional vesting schedule must be at least as favorable as a. or b.)


                  Year(s) of Service       Percent Vesting
                  Less than 1                 __________
                  1 but less than 2           __________
                  2 but less than 3           __________
                  3 but less than 4           __________
                  4 but less than 5           __________
                  5 but less than 6           __________
                  6 but less than 7           __________
                  7 or More                   __________

5. Re-employment - Section 2.4.4 provides that Years of Service completed after a Break in Service are not counted for purposes of increasing the vested percentage attributable to service before the Break unless reemployed within 5 years.

         (X)  a.  Plan Provision

         ( )  b.  Count all service after the Break.

6. Distribution Date - Subject to the necessity of obtaining the consent of a Participant and spouse, Section 2.4.5 provides that if the Participant is not fully vested, the Distribution Date is postponed until the last day of the 5th consecutive Plan Year in which the Participant incurs a Break in Service.


         ( )  a.  Plan Provision

         (X) b. The Distribution Date is advanced to the last day of the Plan Year in which the Participant incurs a Break in Service.

         ( )  c.  The Distribution Date is advanced to the last day of the Plan
                  Year following termination of employment without regard to Break in Service.

         ( ) d. The Distribution Date is advanced to the Plan Year following the Year in which termination of employment occurs without regard to Break in Service.





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7.       Forfeitures -- Section 2.4.6 provides that forfeitures are allocated as of the last day of the Plan Year in which the Participant's entire interest is distributed from the Plan.

         (X)  a.  Plan Provision.

         ( )  b. Allocate in Plan Year of 5th consecutive Break in Service.

         ( )  c.  Not applicable - All benefits are fully vested.

8.       Forfeitures shall be reallocated to participants:

         ( )  a.  In the same manner as Employer Contributions.

         (X) b. In proportion to participant's Compensation (Non-integrated plans only).

9.       Forfeitures shall be applied to: (Select one)

         (X)  a.  Supplement the Employer Contribution

         ( )  b.  Reduce the Employer Contribution

10. Restoration of Forfeitures - If a Participant is entitled to a restoration of a forfeiture, the amount to be restored shall be restored by:

         ( ) a. An additional contribution by the Employer specifically allocated to the Participant's Account.

         (X) b. Allocating other forfeitures arising in the year of restoration to the Participant's Account.

F.       Distribution Provisions

1. Form of Distributions - Section 2.5.2 provides that the Employer may elect to permit Plan distributions to be made in the form of: (Select all applicable)

         (X)  a.  Lump sum without regard to amount.

         ( )  b.  Lump sum but not to exceed $___________.

         (X)  c.  Installments over 20 years payable: (Select one or more)

                  (X)  c.1.   annually
                  (X)  c.2.   quarterly
                  (X)  c.3.   monthly

         ( )  d.  An annuity for not more than ________ years

         (X)  e.  An annuity for the life of: (Select one or more)

                  (X)  e.1.   the Participant
                  (X)  e.2.   the Participant and spouse
                  (X)  e.3.   the Participant and a designated beneficiary

         ( ) f. An annuity for _____ years certain and thereafter for the life of:
                  (Select one or more)

                  ( )  f.1.   the Participant
                  ( )  f.2.   the Participant and spouse
                  ( )  f.3.   the Participant and a designated beneficiary


                                                                Continued . . .

         (X) g. An annuity for a period certain selected by the Participant that is less than the life of: (Select one or more)

                  (X)  g.1.   the Participant
                  (X)  g.2    the Participant and spouse
                  (X)  g.3.   the Participant and a designated beneficiary

         NOTE: Any number of options may be selected. Once selected, however, any option may not thereafter be eliminated.

         If an annuity option of life or longer is selected Qualified Joint and Survivor Annuity provisions are required.

2. Survivor Annuity Percentage - If a Joint and Survivor Annuity is payable, Section 1.2.26 provides that the normal survivor annuity is 50% of the amount payable during the joint lives of the participant and spouse, unless the Employer elects a different percentage (Select one):

         (X)  a.  Plan Provision - 50%

         ( )  b.  Other Percentage - _____ % (Not less than 50% nor more than
                  100%)

3. Time of Distribution - Section 2.5.1(b) provides that distributions are deferred to Participants who resign or are discharged prior to retirement until the retirement date. Section 2.5.4 also provides that an employer may elect to permit distributions in advance of such date.

         ( )  a.  Plan Provision without advance distribution election.

         (X)  b.  Permit advance distributions per Section 2.5.4.

4. In Service Distributions - Section 2.5.5 provides that an Employer may permit distributions to fully vested Participants if the amounts withdrawn have been allocated to the Participant for two (2) or more years or the Participant has been a Participant for at least five (5) years. (Select all applicable)

         ( )  a.  Plan Provision.

         ( ) b. Require that amounts have been allocated for years. (Must be at least 2)

         ( ) c. Require participation for at least ______ years. (Must be at least 5)

         (X)  d.  In Service Distributions are not permitted.

5. Qualified Domestic Relations Orders - Section 3.12.9 provides that the Employer may elect to permit distributions to an alternate payee pursuant to the terms of a qualified domestic relations order even if the Participant continues to be employed. (Select one)

         ( ) a. Distributions to an alternate payee are not permitted while the Participant continues to be employed.

         (X) b. Distributions to an alternate payee are permitted while the Participant continues to be employed.

G.       Other Administrative Provisions

1. Earnings - Section 3.1.2 permits the Employer to specify the manner in which earning are allocated to Participants who receive distributions on any date other than a Valuation Date. Select any of the following:

         (X) a. Earnings will be credited solely as of the immediately preceding Valuation Date.

         ( )  b.  Actual earnings will be credited to the date of distribution.

         ( ) c. Earnings will be credited solely as of the immediately preceding Valuation Date if distribution is within ______ days of such Valuation Date and will be credited to date of distribution otherwise.

         ( ) d. Earnings will be credited to the date of distribution based upon an estimate of earnings equal to ______% annually.

         ( ) e. Earnings will be credited to the date of distribution based upon an estimate of earnings equal to the average rate of earnings during the preceding

                  ( )  e.1.   Valuation Period.
                  ( )  e.2.   Plan Year.
                  ( )  e.3    ______ Valuation Periods.

2. Loans -- Section 3.7.1 provides that the Employer may elect to permit loans to Participants and Beneficiaries in accordance with a participant loan program adopted by the Trustee.

         (X)  a.  Loans are permitted.

         ( )  b.  Loans are not permitted.

3. Investment Control - Section 3.6.5 provides that the Employer may elect to permit Participants to control the investment of their Accounts.

         (X)  a.  Participants may not control their investments.

         ( ) b. Participants may control the investment of their Accounts if fully vested in the Account.

         ( ) c. Participants may control the investment of their Accounts to the extent vested.

                                                                Continued . . .

         ( ) d. Participants may control their investments without regard to their vested interest.

         ( ) e. Participants may control their investments solely with respect to amounts attributable to: (Select all applicable)

                  ( )  e.1.   Employer Contributions
                  ( )  e.2.   Voluntary Contributions

4. The interest rate used to establish the Present Value of Accrued Benefits in order to calculate the top heavy ratio under IRC Section 416 shall be ______% and the mortality tables used shall be ____________________________________. (Applies only if you also have a
         Defined Benefit plan)

5. Valuation Date - For purposes of computing the top-heavy ratio, the Valuation Date is (Select one):

         ( )  a.  the first day of Plan Year.

         (X)  b.  the last day of the Plan Year.

         ( )  c.  Other - Specify.  ____/____ (Must be at least annually)

6. Single Plan Minimum Top-Heavy Allocation - For purposes of minimum top-heavy allocations, contributions and forfeitures equal to the following percentage of each non-Key Employee's compensation will be allocated to the Employee's account when the Plan is top-heavy (Select one):

         (X) a. 3% or the highest percentage allocated to any Key Employee if less.

         ( )  b.  ______% (Must be at least 3).

7. Multiple Plans Provision - The Employer which maintains or ever maintained another qualified defined benefit plan or welfare benefit fund or individual medical account in which any participant in the Plan is, was or could become a participant adds the following optional provision which it deems necessary to satisfy Section 415 or 416 of the Code because of the required aggregation of multiple plans:
         (Select one)

         (X)  a.  Not applicable.

         ( )  b.  A minimum contribution allocation of 5% of each Non-Key
                  Participant's total compensation shall be provided in a defined contribution plan of the Employer.

                                                                   Continued...

         ( )  c.  A minimum contribution allocation of 7.5% of each Non-Key
                  Participant's total compensation shall be provided in a defined contribution plan of the Employer.

         ( )  d.  Other - Specify.

         NOTE: The method selected must preclude Employer discretion and the Employer must obtain a determination letter in order to continue reliance on the Plan's qualified status.

8. Multiple Defined Contribution Plans - If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan: (Select one)

         (X)  a.  Not applicable.

         ( ) b. The provisions of this Plan limiting annual additions will apply as if the other plan is a master or prototype plan.

         ( )  c.  Other - Specify.

         NOTE: Specify the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts in a manner that precludes Employer discretion.

9. Top Heavy Duplications - The Employer who maintains two or more Defined Contribution plans makes the following election:

         (X)  a.  Not applicable.

         ( )  b.  A minimum non-integrated contribution of 3% of each Non-Key
                  Participant's Compensation shall be provided by:

                  ( )  b.1.   this Plan.
                  ( )  b.2.   the following defined contribution plan:

                              _________________________________________________
         ( )  c.  Other - Specify.

         NOTE: The method selected must preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code
         Section 415(e). The Employer must obtain a determination letter in order to continue reliance on the Plan's qualified status.

10. Compensation Definition. For purposes of calculating an Employee's compensation pursuant to Section 3.2.1(h), relating to limitations on contributions and benefits, Compensation means all of each Participant's

         ( )  a.  Section 3121(a) wages.

         ( )  b.  Section 3401(a) wages.

         (X)  c.  Section 415 safe harbor compensation.

The name, address and telephone number of the Plan Sponsor is:

QUALIFIED BENEFITS, INC.
21021 VENTURA BLVD., SUITE 200
WOODLAND HILLS, CA 91364
818-594-4900

The Plan Sponsor will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

NOTE: An employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the plan as adopted is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the employer must apply to the appropriate key district for a determination letter.

This Adoption Agreement may be used only in conjunction with the QUALIFIED BENEFITS, INC. Regional Prototype Non-Standardized Profit Sharing Plan and Trust No. 03, Revised 08/30/90.

                                     * * *

The Employer and Trustee hereby adopt the Plan and Trust as evidenced by the foregoing Adoption Agreement on this 6 day of November, 1992.

                                                   /s/ KR REID              12/15/92
                                                                                HELEN LIU
Banner's, A California Corporation                                      ASSISTANT VICE PRESIDENT
dba Central Electric Company                       /s/ H. LIU                AND TRUST OFFICER
- ------------------------------------       --------------------------------
           Employer                                    Trustee
                                                  Wells Fargo Bank

By:  /s/ GARY ???????
- ------------------------------------       --------------------------------
       Title - President

                                                         N/A
                                           --------------------------------
                                                       Trustee

              N/A
- ------------------------------------
      Affiliate Employer

By:           N/A                                        N/A
- ------------------------------------       --------------------------------
             Title                                     Trustee

                  QUALIFIED BENEFITS, INC. REGIONAL PROTOTYPE

                 NON-STANDARDIZED PROFIT SHARING PLAN AND TRUST

                                   I N D E X

                                     PART I

ARTICLE             DESCRIPTION                                 PAGE
I           INTRODUCTION                                          1
            1.1.1 Creation and Title                              1
            1.1.2 Effective Date                                  1
            1.1.3 Purpose                                         1

II          DEFINITIONS                                           2


Revised 08/30/90

                                    PART II

ARTICLE             DESCRIPTION                                 PAGE
I           PARTICIPATION                                        12
            2.1.1  Eligibility Requirements                      12
            2.1.2  Commencement of Participation                 12
            2.1.3  Participation Upon Re-Employment              12
            2.1.4  Termination of Participation                  12
            2.1.5  Determination of Eligibility                  12
            2.1.6  Omission of Eligible Employee                 13
            2.1.7  Inclusion of Ineligible Participant           13
            2.1.8  Existing Participants                         13
            2.1.9  Change in Status                              13

II          CONTRIBUTIONS                                        14
            2.2.1  Employer Contributions                        14
            2.2.2  Employee Contributions                        14
            2.2.3  Return of Contributions                       15

III         ALLOCATIONS                                          16
            2.3.1  Basic Allocation                              16
            2.3.2  Minimum Allocation                            16

IV          BENEFITS                                             17
            2.4.1  Distributable Benefit                         17
            2.4.2  Vesting                                       17
            2.4.3  Leave of Absence                              18
            2.4.4  Re-Employment                                 18
            2.4.5  Distribution Date                             18
            2.4.6  Forfeitures                                   19

V           DISTRIBUTIONS                                        21
            2.5.1  Commencement of Distribution                  21
            2.5.2  Method of Distribution                        27
            2.5.3  Nature of Distributions                       36
            2.5.4  Advance Distributions                         37
            2.5.5  In Service Distributions                      39

VI          CONTINGENT TOP HEAVY PROVISIONS                      40
            2.6.1  Top Heavy Requirements                        40
            2.6.2  Top Heavy Definitions                         41

                                    PART III

ARTICLE             DESCRIPTION                                 PAGE
I           ACCOUNTING                                           48
            3.1.1   Accounts                                     48
            3.1.2   Adjustments                                  48

II          LIMITATIONS                                          51
            3.2.1   Limitations on Annual Additions              51
            3.2.2   Controlled Businesses                        58

III         FIDUCIARIES                                          60
            3.3.1   Standard of Conduct                          60
            3.3.2   Individual Fiduciaries                       60
            3.3.3   Disqualification from Service                60
            3.3.4   Bonding                                      60
            3.3.5   Prior Acts                                   60
            3.3.6   Insurance and Indemnity                      60
            3.3.7   Expenses                                     61
            3.3.8   Agents, Accountants and Legal Counsel        61
            3.3.9   Investment Manager                           61
            3.3.10  Finality of Decisions or Acts                62
            3.3.11  Certain Custodial Account
                        and Contracts                            62

IV          PLAN ADMINISTRATOR                                   63
            3.4.1   Administration of Plan                       63
            3.4.2   Disclosure Requirements                      64
            3.4.3   Information Generally Available              64
            3.4.4   Statement of Accrued Benefit                 65
            3.4.5   Explanation of Rollover Treatment            65

V           TRUSTEE                                              66
            3.5.1   Acceptance of Trust                          66
            3.5.2   Trustee Capacity - Co-Trustee                66
            3.5.3   Resignation, Removal and Successors          66
            3.5.4   Consultations                                66
            3.5.5   Rights, Powers and Duties                    67
            3.5.6   Trustee Indemnification                      69
            3.5.7   Changes in Trustee Authority                 69

ARTICLE             DESCRIPTION                                   PAGE
VI          TRUST ASSETS                                           70
            3.6.1   Trustee Exclusive Owner                        70
            3.6.2   Investments                                    70
            3.6.3   Administration of Trust Assets                 72
            3.6.4   Segregated Funds                               73
            3.6.5   Investment Control Option                      74

VII         LOANS                                                  76
            3.7.1   Authorization                                  76
            3.7.2   Spousal Consent                                76
            3.7.3   Limitations                                    77
            3.7.4   Availability                                   77
            3.7.5   Prohibitions                                   77

VIII        BENEFICIARIES                                          78
            3.8.1   Designation of Beneficiaries                   78
            3.8.2   Absence or Death of Beneficiaries              78

IX          CLAIMS                                                 79
            3.9.1   Claim Procedure                                79
            3.9.2   Appeal                                         79

X           AMENDMENT AND TERMINATION                              81
            3.10.1  Right to Amend                                 81
            3.10.2  Manner of Amending                             81
            3.10.3  Limitations On Amendments                      81
            3.10.4  Voluntary Termination                          82
            3.10.5  Involuntary Termination                        82
            3.10.6  Withdrawal By Employer                         82
            3.10.7  Powers Pending Final Distribution              83
            3.10.8  Delegation to Sponsor                          83

XI          PORTABILITY                                            84
            3.11.1  Continuance by Successor                       84
            3.11.2  Merger With Other Plan                         84
            3.11.3  Transfer From Other Plans                      84
            3.11.4  Transfer to Other Plans                        85

ARTICLE             DESCRIPTION                                  PAGE
XII         MISCELLANEOUS                                         86
            3.12.1   No Reversion to Employer                     86
            3.12.2   Employer Actions                             86
            3.12.3   Execution of Receipts and Releases           86
            3.12.4   Rights of Participants Limited               86
            3.12.5   Persons Dealing With Trustee Protected       86
            3.12.6   Protection of Insurer                        87
            3.12.7   No Responsibility for Act of Insurer         87
            3.12.8   Inalienability                               87
            3.12.9   Domestic Relations Orders                    88
            3.12.10  Authorization to Withhold Taxes              90
            3.12.11  Missing Persons                              90
            3.12.12  Notices                                      90
            3.12.13  Governing Law                                90
            3.12.14  Severability of Provisions                   91
            3.12.15  Gender and Number                            91
            3.12.16  Binding Effect                               91
            3.12.17  Qualification Under Internal
                        Revenue Laws                              91

                                     PART I

                                   ARTICLE I

                                  INTRODUCTION

                 1.1.1 Creation and Title. The Employer and the Trustee hereby create a Plan and Trust to be known by the name set forth in the Adoption Agreement.

                 1.1.2 Effective Date. The provisions of this Plan and Trust shall be effective as of the Effective Date set forth in the Adoption Agreement.


                 1.1.3 Purpose. This Plan and Trust is established for the purpose of providing retirement benefits to eligible Employees in accordance with the Plan and the Adoption Agreement.

                                   ARTICLE II

                                  DEFINITIONS

                 As used in this Plan and the Adoption Agreement, the following terms shall have the following meanings:

                 1.2.1 "Account": The Employer Account, Controlled Accounts, Voluntary Account, or Segregated Account of a Participant, as the context requires, established and maintained for accounting purposes.

                 1.2.2 "Act": The Employee Retirement Income Security Act of 1974, as amended from time to time.

                 1.2.3 "Anniversary Date": Unless otherwise specified in the Adoption Agreement, the last day of each Plan Year.

                 1.2.4 "Beneficiary": The person or persons entitled to receive the benefits which may be payable upon or after a Participant's death.

                 1.2.5 "Board of Directors": The board of directors of an incorporated Employer.

                 1.2.6 "Break in Service": The failure of a Participant to complete more than five hundred (500) Hours of Service during any 12 consecutive month computation period, beginning with a Participant's first computation period after becoming a Participant. The computation period shall be specified by the Employer in the Adoption Agreement. A Year of Service and a Break in Service for vesting purposes shall be measured on the same computation period.

                 1.2.7 "Code": The Internal Revenue Code of 1986, as amended from time to time.

                 1.2.8 "Compensation": Unless otherwise specified in the Adoption Agreement, all of a Participant's (a) W-2 compensation or (b) compensation as that term is defined in Section 415(c)(3) of the Code (or Earned Income in the case of a self-employed individual) which is actually paid to the Participant by the Employer during the applicable period specified by the Employer in the Adoption Agreement (or, if no period is specified, during the Plan Year); provided that if specified by the Employer in the Adoption Agreement, compensation shall also include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code; provided further that for years beginning after December 31, 1988, the annual gross compensation taken into account for purposes of the Plan shall not exceed $200,000, as such amount may be adjusted by the Secretary of the Treasury at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If a plan determines compensation on a period of time that contains less than twelve (12) calendar months, then the annual compensation limit is an amount equal to the annual compensation limit for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12. For purposes of this dollar limitation, the rules of Section 414(q)(6) of the Code requiring the aggregation of the compensation of family members shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the Social Security Integration Level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this Section prior to the application of this limitation. If compensation for any prior plan year is taken into account in determining an employee's contributions or benefits for the current year, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000.

                 1.2.9 "Controlled Account": An account established and maintained for a Participant to account for his interest in a Controlled Fund over which he exercises investment control.

                 1.2.10 "Controlled Fund": Assets held in the name of the Trustee which have been segregated pursuant to an election made by the Participant to exercise investment control over such assets.

                 1.2.11 "Distributable Benefit": The benefit to which a Participant is entitled following termination of his employment.

                 1.2.12 "Distribution Date": The date as of which the Distributable Benefit of a Participant is determined.

                 1.2.13 "Early Retirement Age": The age specified as the Early Retirement Age, if any, in the Adoption Agreement.

                 1.2.14 "Early Retirement Date": The date specified as the Early Retirement Date, if any, in the Adoption Agreement.

                 1.2.15 "Earned Income": The net earnings from self-employment in the trade or business with respect to which the Plan is established for which personal services of the Participant are a material income-producing factor. Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items but, in the case of taxable years beginning after 1989, with regard to the deduction allowed by Section 164(f) of the Code. Net earnings shall be reduced by contributions to a qualified plan to the extent deductible under Section 404 of the Code.

                 1.2.16 "Eligibility Computation Period": For purposes of determining Years of Service and Breaks in Service for purposes of eligibility, the initial eligibility computation period is the twelve (12) consecutive month period beginning with the employment commencement date on which the Employee first renders an Hour of Service for the Employer and, unless otherwise specified in the Adoption Agreement, the subsequent eligibility computation periods are each subsequent twelve (12) consecutive month period commencing on the first anniversary of such employment commencement date.

                 If in accordance with the election in the Adoption Agreement, the subsequent periods commence with the first Plan Year which commences prior to the first anniversary of the Employee's employment commencement date, an Employee who is credited with 1,000 Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period shall be credited with two (2) years of service for purposes of eligibility to participate.

                 1.2.17 "Employee": A person who is currently or hereafter employed by the Employer, or by any other employer aggregated under Section 414(b), (c), (m) or (o) of the Code and the regulations thereunder, including a Leased Employee subject to Section 414(n) of the Code and a self-employed owner of an unincorporated Employer, but excluding (a) an independent contractor; (b) an employee who is a nonresident alien deriving no earned income from the Employer which constitutes income from sources within the United States; and
(c) employees who are included in the unit of employees covered by a collective bargaining agreement, provided that retirement benefits were the subject of good faith negotiations.

                 1.2.18 "Employer": The Employer that is a party to this Agreement, or any of its successors or assigns which adopt the Plan; provided, however, that no mere change in the identity, form or organization of the Employer shall affect its status under the Plan in any manner, and, if the name of the Employer is hereafter changed, a corresponding change shall be deemed to have been made in the name of the Plan and references herein to the Employer shall be deemed to refer to the Employer as it is then known.

                 1.2.19 "Employer Account": An Account established and maintained for a Participant for accounting purposes to which his share of Employer contributions and forfeitures are added.

                 1.2.20 "Entry Date": The date or dates specified as the Entry Date in the Adoption Agreement.

                 1.2.21 "Excessive Annual Addition": The portion of the allocation of contributions and forfeitures that cannot be added to a Participant's Accounts due to the limitations on annual additions contained in the Plan.

                 1.2.22 "Fiduciary": The Plan Administrator, the Trustee and any other person who has discretionary authority or control in the management of the Plan or the disposition of Trust assets.

                 1.2.23 "Highly Compensated Employee": A highly compensated active employee and a highly compensated former employee. A highly compensated active employee includes: any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that is greater than 50 percent of the dollar limitation as in effect under Section 415(b)(1)(A) of the Code. The term highly compensated employee also includes: (i) employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the employee is one of the 100 employees who received the most compensation from the Employer during the determination year; and (ii) employees who are 5 percent owners at any time during the look-back year or determination year.

                 If no officer has satisfied the compensation requirement of
(iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated employee.

                 For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

                 A highly compensated former employee includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the employee's 55th birthday.

                 If an Employee is, during a Plan Year or the preceding Plan Year, a family member of either a 5 percent owner who is an active or former employee or a Highly Compensated Employee who is one of the 10 most highly compensated employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten highly compensated employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.

                 The determination of who is a highly compensated employee, including the determination of the number and identity of employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

                 1.2.24 "Hour of Service": An hour for which (a) the Employee is paid, or entitled to payment by the Employer for the performance of duties,
(b) the Employee is paid or entitled to payment by the Employer during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, or (c) back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. Hours of Service shall be credited to the Employee under
(a), above, for the period in which the duties are performed, under (b), above, in the period in which the period during which no duties are performed occurs, beginning with the first Hour of Service to which the payment relates, and under (c), above, for the period to which the award or agreement pertains rather than the period in which the award, agreement or payment is made; provided, however, that Hours of Service shall not be credited under both (a) and (b), above, as the case may be, and under (c) above. Notwithstanding the preceding sentences, (i) no more than five hundred one (501) Hours of Service shall be credited under (b), above, on account of any single continuous period during which the Employee performs no duties whether or not such period occurs in a single computation period, (ii) no Hours of Service shall be credited to the Employee by reason of a payment made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws, and (iii) no Hours of Service shall be credited by reason of a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. The determination of Hours of Service for reasons other than the performance of duties and the crediting of Hours of Service to computation periods shall be made in accord with the provisions of Labor Regulation Sections 2530.200b-2(b) and (c) which are incorporated herein by reference.

                 Solely for purposes of determining whether an Employee has incurred a Break in Service, an Employee shall be credited with the number of Hours of Service which would otherwise have been credited to such individual but for the absence or in any case in which such Hours cannot be determined with eight (8) Hours of Service for any day that the Employee is absent from work by reason of the Employee's pregnancy, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for a period beginning immediately following such birth or placement. Such Hours of Service shall be credited only in the Plan Year in which the absence from work begins if the Employee would be prevented from incurring a Break in Service in such Plan Year solely because credit is given for such period of absence and, in any other case, in the immediately following computation period. Notwithstanding the foregoing, no credit shall be given for such service unless the Employee furnishes to the Plan Administrator information to establish that the absence from work is for the reasons indicated and the number of days for which there was such an absence.

                 In the event the Employer does not maintain records of the actual hours for which an Employee is paid or entitled to payment, credit for service shall be given in accordance with the method selected in the Adoption Agreement.

                 Service with another business entity that is, along with the Employer, a member of a controlled group of corporations, an affiliated service group or trades or businesses under common control, as defined in the applicable sections of the Code, or which is otherwise required to be aggregated with the Employer pursuant to Section 414(o) of the Code and the regulations issued thereunder shall be treated as service for the Employer. Hours of Service shall be credited for any individual considered an employee for purposes of this Plan under Section 414(n) or Section 414(o) of the Code and the regulations issued thereunder.

                 Except to the extent inconsistent with regulations issued by the Secretary of the Treasury, service for a predecessor to the Employer, whether as an employee or self-employed person, shall be treated as service for the Employer. If the Employer maintains the plan of a predecessor employer, service with such predecessor shall be treated as service for the Employer.

                 1.2.25 "Insurer": Any insurance company which has issued a Life Insurance Policy.


                 1.2.26 "Joint and Survivor Annuity": An immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than fifty (50%) percent and not more than one hundred (100%) percent of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's vested Account balances. The percentage of the survivor annuity shall be fifty (50%) percent unless a different percentage is elected by the Employer in the Adoption Agreement.

                 1.2.27 "Leased Employee": Any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one (1) year and such services are of a type historically performed by employees in the business field of the recipient employer; provided that any such person shall not be taken into account if (a) such person is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least ten (10%) percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the person's gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code; (ii) immediate participation; and
(iii) full and immediate vesting; and (b) leased employees do not constitute more than twenty (20%) percent of the workforce of the recipient who are not Highly Compensated Employees. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

                 1.2.28 "Life Insurance Policy": A life insurance, annuity or endowment policy or contract which is owned by the Trust and is on the life of a Participant.

                 1.2.29 "Limitation Year": Unless otherwise specified in the Adoption Agreement, the Plan Year; provided that all qualified plans maintained by the Employer must use the same Limitation Year.

                 1.2.30   "Mass Submitter": DATAIR Employee Benefit Systems,
Inc.

                 1.2.31 "Normal Retirement Age": The earlier of the date specified as the Normal Retirement Age in the Adoption Agreement or the mandatory retirement age enforced by the Employer.

                 1.2.32 "Normal Retirement Date": The date specified in the Adoption Agreement as the Normal Retirement Date.

                 1.2.33 "Owner-Employee": An individual who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profits interest of a partnership.

                 1.2.34 "Participant": Any eligible Employee who becomes entitled to participate in the Plan.

                 1.2.35 "Plan": The profit sharing plan for Employees as set forth in this Agreement and the Adoption Agreement, together with any amendments or supplements thereto.

                 1.2.36 "Plan Administrator": The person, persons or entity appointed by the Employer to administer the Plan or, if the Employer fails to make such appointment, the Employer.

                 1.2.37 "Plan Sponsor": The Plan Sponsor specified in the Adoption Agreement.


                 1.2.38 "Plan Year" or "Year": The 12 consecutive month period designated by the Employer in the Adoption Agreement.

                 1.2.39 "Preretirement Survivor Annuity": A survivor annuity for the life of the surviving spouse of the Participant under which

                 (a) the payments to the surviving spouse are not less than the amounts which would be payable under a Joint and Survivor Annuity (or the actuarial equivalent thereof) if -

                          (i) in the case of a Participant who dies after the date on which the Participant attained the earliest retirement age under the Plan on which he could elect to receive retirement benefits, such Participant had retired with an immediate Joint and Survivor Annuity on the day before the Participant's date of death; or

                          (ii) in the case of a Participant who dies on or before such date, such Participant had separated from service on the date of death (except that a

                 Participant who had actually separated from service prior to death shall be treated as separating on the actual date of separation), survived to the earliest retirement age, retired with an immediate Joint and Survivor Annuity at the earliest retirement age and died on the day after the day on which such Participant would have attained the earliest retirement age, and

                 (b) The earliest period for which the surviving spouse may receive a payment under such annuity is not later than the month in which the Participant would have attained the earliest retirement age under the Plan; and

                 (c) Any security interest held by the Plan by reason of a loan outstanding to the Participant for which a valid spousal consent has been obtained, if necessary, shall be taken into account.

                 1.2.40   "Qualifying Employer Securities or Real Property":
Securities or real property of the Employer which the Trustee may acquire and hold pursuant to the applicable provisions of the Code and the Act.

                 1.2.41 "Related Plan": Any other defined contribution plan, separate account of a key employee providing post-retirement medical benefits of a welfare benefit fund or individual medical account which is part of a pension or annuity plan, as defined in the applicable sections of the Code, maintained by the Employer or by any other business entity that is, along with the Employer, a member of a controlled group of corporations, an affiliated service group or trades or businesses under common control, as defined in Sections 414(b),(c) or (m) of the Code or which is otherwise required to be taken into account under Section 414(o) of the Code and the regulations issued thereunder which provides an annual addition during any Limitation Year.

                 1.2.42 "Segregated Account": An Account established and maintained for a Participant to account for his interest in a Segregated Fund.

                 1.2.43 "Segregated Fund": Assets held in the name of the Trustee which have been segregated from the Trust Fund in accordance with any of the provisions of the Plan.

                 1.2.44 "Self-Employed Individual": An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

                 1.2.45 "Social Security Integration Level": The amount specified in the Adoption Agreement but not in excess of the maximum amount of earnings which may be considered "wages" under Section 3121(a)(1) off the Code, or corresponding future provisions of the Code, as in effect on the first day of the Plan Year for which allocations of Employer Contributions and forfeitures are made (referred to as the Social Security Wage Base). The Social Security Integration Level shall be deemed to be the full amount of such Social Security Integration Level, even though a Participant's Compensation may include less than a full year's compensation because of either his participation commencing after the first day of the Plan Year or his service terminating prior to the end of the Plan Year.

                 1.2.46 "Trust Fund": All money and property of every kind and character held by the Trustee pursuant to the Plan, excluding assets held in Segregated Funds and Controlled Funds.

                 1.2.47 "Trustee": The persons, corporations, associations or combination of them who shall at the time be acting as such from time to time hereunder.

                 1.2.48 "Valuation Date": The Anniversary Date and such other date or dates specified as the Valuation Date in the Adoption Agreement.

                 1.2.49 "Voluntary Account": An Account established and maintained for a Participant for accounting purposes to which his voluntary Employee contributions made prior to Plan Years beginning after 1986 have been added.

                 1.2.50 "Year of Service": A Year of Service is a consecutive month period (computation period) during which the employee completes at least 1,000 hours of service.

                                    PART II

                                   ARTICLE I

                                 PARTICIPATION

                 2.1.1 Eligibility Requirements. Each Employee shall become eligible to participate in this Plan upon satisfying the eligibility requirements set forth in the Adoption Agreement.

                 2.1.2 Commencement of Participation. An eligible Employee shall become a Participant in the Plan on the Entry Date selected in the Adoption Agreement.

                 2.1.3 Participation Upon Re-Employment. A Participant whose employment terminates and who is subsequently re-employed shall reenter the Plan as a Participant immediately on the date of his re-employment. In the event that an Employee completes the eligibility requirements set forth in the Adoption Agreement, his employment terminates prior to becoming a Participant and he is subsequently re-employed, such Employee shall be deemed to have met the eligibility requirements as of the date of his re-employment and shall become a Participant on the date of his re-employment; provided, however, that if he is re-employed prior to the date he would have become a Participant if his employment had not terminated, he shall become a Participant as of the date he would have become a Participant if his employment had not terminated. Any other Employee whose employment terminates and who is subsequently re-employed shall become a Participant in accordance with the provisions of Sections 2.1.1 and 2.1.2.

                 2.1.4 Termination of Participation. An Employee who has become a Participant shall remain a Participant until the entire amount of his Distributable Benefit is distributed to him or his Beneficiary in the event of his death.

                 2.1.5 Determination of Eligibility. In the event any question shall arise as to the eligibility of any person to become a Participant or the commencement of participation, the Plan Administrator shall determine such question from information provided by the Employer and the Plan Administrator's decision shall be conclusive and binding, except to the extent of a claimant's right to appeal the denial of a claim.

                 2.1.6 Omission of Eligible Employee. If an Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of the omission is made after the contribution by the Employer is made and allocated, the Employer shall make an additional contribution on behalf of the omitted Employee in the amount which the Employer would have contributed on his behalf had he not been omitted.

                 2.1.7 Inclusion of Ineligible Participant. If any person is erroneously included as a Participant in the Plan and discovery of the erroneous inclusion is made after the contribution by the Employer is made and allocated, the Employer may elect to treat the amount contributed on behalf of the ineligible person plus any earnings thereon as a forfeiture for the Plan Year in which the discovery is made and apply such amount in the manner specified in the Adoption Agreement.

                 2.1.8 Election Not to Participate. Notwithstanding anything contained in the Plan to the contrary, an Employee may elect with the approval of the Employer not to participate in the Plan if the tax-exempt status of the Plan is not jeopardized by the election. The Employee shall sign such documents as may be reasonably required by the Employer to evidence the election. If it is subsequently determined that the tax-exempt status of the Plan has been jeopardized, the Employer may elect to treat such Employee as having been erroneously omitted. An Employee may revoke the election only with respect to any subsequent Plan Year by written notice of revocation to the Employer prior to the end of the Plan Year for which the revocation is effective.

                 2.1.9 Existing Participants. An Employee who, on the Effective Date, was a Participant under the provisions of the Plan as in effect immediately prior to the Effective Date shall be a Participant on the Effective Date and the provisions of Sections 2.1.1 and 2.1.2, pertaining to participation, shall not be applicable to such Employee. The rights of a Participant whose employment terminated prior to the Effective Date shall be determined under the provisions of the Plan as in effect at the time of such termination.

                 2.1.10 Change in Status. If any Participant continues in the employ of the Employer or an affiliate for which service is required to be taken into account but ceases to be an Employee by becoming a member of any ineligible class for any reason (such as becoming covered by a collective bargaining agreement unless the collective bargaining agreement otherwise provides) the Participant shall continue to be a Participant until the entire amount of his benefit is distributed but the individual shall not be entitled to receive an allocation of contributions or forfeitures during the period that the Participant is not an Employee for such reason. Such Participant shall continue to receive credit for Years of Service completed during the period for purposes of determining his vested and nonforfeitable interest in his Accounts. In the event that the individual subsequently again becomes a member of an eligible class of employees, the individual shall participate immediately upon the date of such change in status. If such Participant incurs a Break in Service and is subsequently reemployed, eligibility to participate shall be determined in accordance with Section 2.1.3. In the event that an individual who is not a member of an eligible class of employees becomes a member of an eligible class, the individual shall participate immediately if such individual has satisfied the eligibility requirements and would have otherwise previously become a participant.

                                   ARTICLE II

                                 CONTRIBUTIONS
                 2.2.1    Employer Contributions.

                 (a) Amount of Contribution. The Employer shall contribute to the Trust Fund each Plan Year such amount as it may determine; provided, however, that the contribution for any Year shall not exceed the maximum amount deductible from the Employer's income for such Year for federal income tax purposes under the applicable sections of the Code.

                 (b) Time of Contribution. All contributions by the Employer shall be delivered to the Trustee not later than the date fixed by law for the filing of the Employer's federal income tax return for the Year for which such contribution is made (including any extensions of time granted by the Internal Revenue Service for filing such return).

                 (c) Determination of Amount to be Final. The determination by the Employer as to the amount to be contributed by the Employer hereunder shall be in all respects final, binding, and conclusive on all persons or parties having or claiming any rights under this Agreement or under the Plan and Trust created hereby. Under no circumstances and in no event shall any Participant, Beneficiary, or other person or party have any right to examine the books or records of the Employer.

                 (d) Rights of Trustee as to Contributions. The Trustee shall have no duty to require any contribution to be made or to determine whether contributions delivered to the Trustee by the Employer comply with the provisions of this Agreement. The Trustee shall be accountable only for funds actually received by the Trustee.

                 2.2.2    Employee Contributions.

                 (a) Amount of Contribution. An Employee is neither required nor permitted to contribute to the Plan for any Plan Year beginning after the Plan Year in which the prototype Plan is adopted by the Employer. Employee contributions for Plan Years beginning after 1986 together with any matching contributions as defined in
         Section 401(m) of the Code shall be limited so as to meet the nondiscrimination test of Section 401(m). The Plan Administrator shall not accept deductible employee contributions attributable to any Plan Year.

                 (b) Withdrawal of Contributions. in accordance with the provisions of the Plan as in effect prior to Plan Years beginning after 1986, all or any portion of an Employee's contributions may be withdrawn by giving to the Plan Administrator written notice of any proposed withdrawal. The Plan Administrator may adopt such procedures with respect to such withdrawals as may be necessary or appropriate. The Trustee shall distribute any such withdrawal to the Participant in accordance with the procedures adopted by the Plan Administrator.
         Such withdrawals shall not include any interest or other increment earned on such contributions. No forfeitures shall occur as a result of an Employee's withdrawal of voluntary contributions. Notwithstanding the foregoing, a withdrawal of voluntary contributions must be consented to in writing by the Participant's spouse.

                 2.2.3 Return of Contributions. Employer contributions shall be returned to the Employer in the following instances:

                 (a) If the contribution is made by Employer by mistake of fact, then the contribution shall be returned within one year after its payment upon the Employer's written request.

                 (b) If the contribution is conditioned on initial qualification of the Plan under the applicable sections of the Code, and the Commissioner of Internal Revenue determines that the Plan does not qualify, then the contribution made incident to the initial qualification by the Employer shall be returned within one year after the date of denial of initial qualification of the Plan; provided that the application for initial qualification is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

                 (c) Each contribution by the Employer is conditioned upon the deductibility of the contribution under the applicable sections of the Code, and to the extent of disallowance of the deduction for part or all of the contribution, the contribution shall be returned within one year after such disallowance upon the Employer's written request.

                                  ARTICLE III

                                  ALLOCATIONS

                 2.3.1 Basic Allocation. As of each Anniversary Date, the contribution made by the Employer and any forfeitures to be allocated with respect to the preceding Plan Year shall be allocated among the Employer Accounts of Participants during the Plan Year, in the manner set forth in the Adoption Agreement; provided that the Employer contribution must satisfy the requirements of Section 416 of the Code regardless of how the Adoption Agreement is completed.

                 2.3.2 Minimum Allocation. In the event the Plan becomes a Top-Heavy Plan during any Plan Year, the provisions of Section 2.6.1(a) shall apply.

                 2.3.3 Fail-Safe Allocation. Notwithstanding any provision of the Plan or Adoption Agreement to the contrary, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Section 401(a)(26), 410(b)(1) or 410(b)(2)(A)(i) of the Code and the regulations thereunder because Employer contributions have not been allocated to a sufficient number or percentage of Participants for the Plan Year, an additional contribution shall be made by the Employer and shall be allocated to the Employer Accounts of affected Participants subject to the following provisions:

                 (a) The Participants eligible to share in the allocation of the Employer's contribution shall be expanded to include the minimum number of Participants who are not otherwise eligible to the extent necessary to satisfy the applicable test under the relevant Section of the Code. The specific Participant who shall become eligible are those Participants who are actively employed on the last day of the Plan Year who have completed the greatest number of Hours of Service during the Plan Year.

                 (b) If the applicable test is still not satisfied, the Participants eligible to share in the allocation shall be further expanded to include the minimum number of Participants who are not employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible are those Participants who have completed the greatest number of Hours of Service during the Plan Year.

                 (c) A Participant's accrued benefit shall not be reduced by any reallocation of amounts that have previously been allocated.
         To the extent necessary, the Employer shall make an additional contribution equal to the amount such affected Participants would have received if they had originally shared in the allocations without regard to the deductibility of the contribution. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

                                   ARTICLE IV

                                    BENEFITS

                 2.4.1 Distributable Benefit. At such time that the employment of a Participant terminates for any reason, he or his Beneficiary shall be entitled to a benefit equal to the vested and nonforfeitable interest in his Accounts as of the Distribution Date. The Accounts shall include the allocable share of contributions and forfeitures, if any, which may be allocated to the Accounts as of such Distribution Date, and shall be determined after making the adjustments for which provision is made in the Plan.

                 2.4.2 Vesting. A Participant shall at all times be one hundred percent (100%) vested and have a nonforfeitable interest in his Voluntary Account and Segregated Account. The vested and nonforfeitable interest of the Participant in his Controlled Account shall be determined by reference to the Account from which the funds were originally transferred. The vested and nonforfeitable interest in a Participant's Employer Account shall be determined as hereinafter provided.

                 (a) Normal Retirement. If a Participant terminates employment at his Normal Retirement Age or upon attainment of age sixty-five (65) if earlier, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account.

                 (b) Deferred Retirement. If a Participant continues in active employment following his Normal Retirement Age, he shall continue to participate under the Plan. From and after his Normal Retirement Age, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account.

                 (c) Disability. If the employment of a Participant is terminated prior to his Normal Retirement Age as a result of a medically determinable physical or mental impairment which may be expected to result in death or to last for a continuous period of not less than twelve (12) months and which renders him incapable of performing his duties, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account. All determinations in connection with the permanence and degree of such disability shall be made by the Plan Administrator in a uniform, nondiscriminatory manner on the basis of medical evidence.

                 (d) Death. In the event of the death of a Participant, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account.

                 (e) Termination of Plan. In the event of termination of the Plan (including termination resulting from a complete discontinuance of contributions by the Employer), each Participant shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account. In the event of a partial termination of the Plan, each Participant with respect to whom such partial termination has occurred shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer Account.

                 (f) Early Retirement, Resignation or Discharge. If the employment of a Participant terminates by reason of early retirement, resignation or discharge prior to his Normal Retirement Age, he shall be vested and have a nonforfeitable interest in a percentage of his Employer Account determined, except as provided below, by taking into account all of his Years of Service as of such termination date in accordance with the schedule set forth in the Adoption Agreement.

                 2.4.3 Leave of Absence. A temporary cessation from active employment with the Employer pursuant to an authorized leave of absence in accordance with the nondiscriminatory policy of the Employer, whether occasioned by illness, military service or any other reason shall not be treated as either a termination of employment or a Break in Service provided that the Employee returns to employment prior to the end of the authorized leave of absence.

                 2.4.4 Re-Employment. Unless otherwise elected by the Employer in the Adoption Agreement, in the case of a Participant who has five
(5) or more consecutive Breaks in Service, all Years of Service after such Breaks in Service shall be disregarded for the purposes of vesting the employer-derived account balance that accrued before such breaks, but both pre-break and post-break service shall count for the purposes of vesting the employer-derived account balance that accrues after such breaks. Both accounts shall share in the earnings and losses of the Trust Fund. In the case of a Participant who does not have five (5) consecutive Breaks in Service, both the pre-break and post-break service shall count in vesting both the pre-break and post-break employer-derived account balance.

                 2.4.5 Distribution Date. The Distribution Date shall be determined as hereinafter provided.

                 (a) Less Than 100% vested. Except as otherwise specified in the Adoption Agreement, if the employment of a Participant terminates and the Participant has less than a one hundred percent (100%) vested and nonforfeitable interest in his Employer Account as of the date of such termination, the Distribution Date shall be the last day of the fifth (5th) successive Plan Year during each of which he first incurs a Break in Service as a result of the termination of his employment, provided that he is not re-employed on the last day of such Plan Year.

                 (b) Termination of Plan. In the event of termination of the Plan (including termination resulting from a complete discontinuance of contributions by the Employer), the Distribution Date shall be the date of such termination. In the event of a partial termination of the Plan, as to each Participant with respect to whom such partial termination has occurred, the Distribution Date shall be the Anniversary Date coinciding with or immediately following the date of such partial termination.

                 (c) Other. Except as provided in subsections (a) and (b) above, the Distribution Date shall be the Anniversary Date coinciding with or next following the termination of employment of the Participant.

                 2.4.6 Forfeitures. If an Employee terminates service, and the value of the Employees' vested account balance derived from employer and employee contributions is not greater than $3,500 and the Employee receives a distribution of the value of the entire vested portion of such account balance, the nonvested portion shall be treated as a forfeiture as of the last day of the Plan Year in which the Participant's entire vested interest is distributed from the Plan. If the value of an Employee's vested account balance is zero, the Employee shall be deemed to have received a distribution of such vested account balance. A participant's vested account balance shall not include accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code for plan years beginning prior to January 1, 1989.

                 If an employee terminates service, and elects, in accordance with the requirements of Section 2.5.2(a), to receive the value of the employee's vested account balance, the nonvested portion shall be treated as a forfeiture. If the employee elects to have distributed less than the entire vested portion of the-account balance derived from employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to employer contributions and the denominator of which is the total value of the vested employer derived account balance.

                 If an Employee receives a distribution and the Employee resumes employment covered under the Plan, the Employee's employer-derived account balance shall be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of five (5) years after the first date on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs five (5) consecutive Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution pursuant to this section, and the Employee resumes employment covered under the Plan before the date the Participant incurs five
(5) consecutive Breaks in Service, upon the reemployment of such Employee, the employer-derived account balance of the Employee will be restored to the amount on the date of such deemed distribution.

                 Unless otherwise elected in the Adoption Agreement, such forfeiture shall be allocated in the same manner as a contribution by the Employer for the Year in which said forfeiture occurred. Notwithstanding any provision herein to the contrary, forfeitures resulting from contributions by an Employer shall not be reallocated for the benefit of another adopting Employer.

                 If a Participant is re-employed following a Break in Service and is entitled to restoration of any amount of his Accounts which was forfeited as a result of such Break in Service, such amount shall be restored in the manner specified in the Adoption Agreement.

                                   ARTICLE V

                                 DISTRIBUTIONS

         2.5.1   Commencement of Distribution.

                 (a) Immediate Distribution. If the employment of a Participant is terminated for any reason other than resignation or discharge prior to either his Early Retirement Date or his Normal Retirement Date, distribution of his Distributable Benefit shall begin in accordance with the Participant's election at any time after the earlier of the date determined under subsection (b) below or within a reasonable period after the Distribution Date as of which his Distributable Benefit is determined; provided that, if he has not incurred a Break in Service, he is not re-employed prior to the date of the commencement of distributions.

                 (b) Deferred Distribution. Unless the Employer elects in the Adoption Agreement to permit the Employee to elect earlier commencement, if the employment of a Participant is terminated by reason of resignation or discharge prior to either his Early Retirement Date or his Normal Retirement Date, distribution of his Distributable Benefit shall be deferred and commenced unless the Participant elects to further defer distribution on the sixtieth
         (60th) day after the close of the later of the following Plan Years:

                          (i) The Plan Year during which the Participant attains the earlier of age sixty-five (65) or the Normal Retirement Age;


                          (ii) The Plan Year during which the tenth (10th) anniversary of the commencement of the Participant's participation in the Plan occurs; or

                          (iii) The Plan Year during which the Participant terminates service with the Employer.

         If, however, the Employer selects an Early Retirement Date in the Adoption Agreement, a Participant who terminates employment before satisfying the age requirement for early retirement but has satisfied any service requirement shall be entitled to a distribution of his Distributable Benefit in accordance with subsection (a) above upon attaining such age.

         If distribution is so deferred, unless otherwise determined by the Trustee, the Trustee shall transfer the Distributable Benefit to a Segregated Fund from which distribution shall thereafter be made.
         Such transfer shall be made as of the Distribution Date. Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 2.5.2(j), shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

                 (c) Required Distribution. Notwithstanding anything herein to the contrary, unless the Participant has made an appropriate election by December 31, 1983 to defer distribution which has not been revoked or modified, the Participant's benefit shall be distributed to the Participant not later than April 1 of the calendar year following the calendar year in which he attains age 70-1/2 (the required beginning date) or shall be distributed, commencing not later than April 1 of such calendar year in accordance with regulations prescribed by the Secretary of the Treasury over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and a beneficiary designated by the Participant. The amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy. Unless otherwise elected by the Participant (or spouse, if distributions begin after death and the spouse is the designated beneficiary) by the time distributions are required to begin, the life expectancy of the Participant and the Participant's spouse shall be recalculated annually. Other than for a life annuity, such election shall be irrevocable as to the Participant or spouse and shall apply to all subsequent years. The life expectancy of a non-spouse beneficiary may not be recalculated. Life expectancy and joint and last survivor expectancy shall be computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Treasury Regulations. For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's spouse is not the designated beneficiary, the applicable divisor then determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy as the relevant divisor without regard to Proposed Regulations Section 1.401(a)(9)-2. The minimum distribution for subsequent calendar years, including the minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

                 (d) Distribution After Death. Unless the Participant has made an appropriate election by December 31, 1983 to extend the period of distribution after his death and the election has not been revoked or modified, the following provisions shall apply. If distribution of the Participant's benefit has begun and the Participant dies before his entire benefit has been distributed to him, the remaining portion of such benefit shall be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

                 If the Participant dies before the distribution of his benefit has begun, the entire interest of the Participant shall be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the death of such Participant, provided that if any portion of the Participant's benefit is payable to or for the benefit of a designated beneficiary and such portion is to be distributed in accordance with regulations issued by the Secretary of the Treasury over the life of, or over a period not extending beyond the life expectancy of such designated beneficiary, such distributions shall begin not later than December 31 of the calendar year immediately following the calendar year of the Participant's death or such later date as may be provided by regulations issued by the Secretary of the Treasury. If the designated beneficiary is the surviving spouse of the Participant the date on which the distributions are required to begin shall not be earlier than the later of December 31 of the calendar year immediately following the calendar year in which the Participant had died and December 31 of the calendar year in which the Participant would have attained age 70-1/2. If the surviving spouse thereafter dies before the distributions to such spouse begin and any benefit is payable to a contingent beneficiary, the date on which distributions are required to begin shall be determined as if the surviving spouse were the Participant.

                 If the Participant has not specified the manner in which benefits are payable by the time of his or her death, the Participant's designated beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                 (e) Payments to Children. In accordance with regulations issued by the Secretary of the Treasury, any amount paid to a child shall be treated as if it had been paid to the surviving spouse if such amount shall become payable to the surviving spouse upon such child reaching majority (or other designated event permitted under such regulations).

                 (f) Incidental Death Benefit Distributions. Any distribution required by the rules applicable to incidental death benefits shall be treated as a distribution required by this Section. All distributions required under this Section shall be determined and made in accordance with the proposed regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

                 (g) Distributions. For the purposes of this section, distribution of a Participant's interest is considered to begin on the Participant's required beginning date or the date distribution is required to begin to the surviving spouse. If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

                 (h)      Definitions.

                          (1) Applicable life expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated beneficiary) as of the Participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

                          (2) Designated beneficiary. The individual who is designated as the beneficiary under the Plan in accordance with Section 401(a)(9) and the proposed regulations thereunder.

                          (3) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin.


                          (4)     Participant's benefit.

                                  (i)      The account balance as of the last
                          valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

                                  (ii)     Exception for second distribution
                          calendar year. For purposes of paragraph (i) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

                          (5)     Required beginning date.

                                  (i)      General rule.  The required
                          beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70-1/2.

                                  (ii)     Transitional rules.  The required
                          beginning date of a Participant who attains age 70-1/2 before January 1, 1988, shall be determined in accordance with (I) or (II) below:

                                        (I)     Non-5-percent owners.  The
                                  required beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs.

                                        (II)    5-percent owners.  The required
                                  beginning date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                                        (A)      the calendar year in which the
                                     Participant attains age 70-1/2, or

                                        (B)      the earlier of the calendar
                                     year with or within which ends the
                                     Plan Year in which the Participant
                                     becomes a 5-percent owner, or the
                                     calendar year in which the
                                     Participant retires.

                                        The required beginning date of a
                                  Participant who is not a 5-percent owner who attains age 70-1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                                        (iii)   5-percent owner.  A Participant
                                  is treated as a 5-percent owner for purposes of this section if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent Plan Year.

                                        (iv)    Once distributions have begun
                                  to a 5-percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

                 (i)      Transitional rule.

                          (1) Notwithstanding the other requirements of this Section and subject to the requirements of Section 2.5.2, distribution on behalf of any employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                                  (a) The distribution by the trust is one which would not have disqualified such trust under
                          Section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

                                  (b)      The distribution is in accordance
                          with a method of distribution designated by the employee whose interest in the trust is being distributed or, if the employee is deceased, by a beneficiary of such employee.

                                  (c) Such designation was in writing, was signed by the employee or the beneficiary, and was made before January 1, 1984.

                 2.5.2    Method of Distribution.  Subject to the provisions of
Section 2.5.1 above and any security interest in a loan from the Plan for which any necessary spousal consent has been obtained (to the extent such security interest is used as repayment of the loan), distribution shall be made by one of the following methods, as determined in accordance with the election of the Participant (or in the case of death, his Beneficiary) with such spousal consents as may be required by law in any of the following methods which are designated by the Employer in the Adoption Agreement:

                 (a) In a single distribution; provided that if the Employer has applied a consistent policy since the first Plan Year beginning after 1988, the Employer may require a Participant who is a Highly Compensated Employee or who is otherwise entitled to receive a lump sum distribution in excess of $25,000.00 to execute a covenant not to compete with the Employer which shall provide that the Participant agrees that he shall not solicit the business of any person or entity doing business with the Employer at any time within the twelve month period prior to the date of termination of his employment and, in addition, shall not engage in any business, whether as a sole proprietor, partner, joint venturer, shareholder, employee, independent contractor, agent or otherwise, which is in competition with the business of the Employer for a period not exceeding two (2) years from the date of such distribution within fifty (50) miles of the principal offices of the Employer or containing such alternative provisions as determined by the Employer.

                 (b) In substantially equal annual, quarterly or monthly installments over a period of more than one year but which does not exceed the period designated in the Adoption Agreement, as selected by the Participant, plus accrued net income. If distribution is to be so made in installments, the Trustee shall cause the undistributed portion of the Distributable Benefit to be transferred to a Segregated Fund, from which installment payments shall thereafter be withdrawn from time to time.

                 (c) By the purchase and delivery of a single premium, nontransferable, fully refundable, annuity policy issued by a legal reserve life insurance company providing for payments over such period as may be designated in the Adoption Agreement as selected by the Participant; provided, however, unless the Employer has designated a life annuity distribution option in the Adoption Agreement, in the event of distribution of such an annuity policy to a Participant, such duration shall be for a fixed duration which is less than the Participant's life expectancy as of the annuity starting date. The refund feature under such annuity policy following the death of the Participant shall inure to the benefit of the person or persons designated by the Participant as his Beneficiary.

                 (d) Any alternative method of equivalent value contained in the Plan at any time on or after the first day of the first Plan Year beginning after 1988 to which the Participant consents.

                 (e)      Annuity Payments

                          (1)     Requirement of Annuity Payment

                          In the event that the Employer designates a life
                 annuity distribution option in the Adoption Agreement or the Plan contained such an option at any time on or after the first day of the first Plan Year beginning after 1988, as of such date, except as otherwise provided herein, (i) a married Participant's vested Account balance shall be provided in the form of a Joint and Survivor Annuity, (ii) in the case of a married Participant who dies before the annuity starting date and has a surviving spouse, a

                 Preretirement Survivor Annuity shall be provided to such surviving spouse and (iii) an unmarried Participant's vested Account balance shall be paid in the form of a life annuity.

                          A Participant's vested Account balance is the
                 aggregate value of the Participant's vested account balances derived from employer and employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions hereof shall apply to a Participant who is vested in amounts attributable to employer contributions, employee contributions (or both) at the time of death or distribution.

                          The Participant may elect to have such annuity
                 distributed upon attainment of the earliest retirement age under the Plan. A surviving spouse may elect to have such annuity distributed within the ninety (90) day period commencing on the date of the Participant's death.

                          (2)     Election to Waive Annuity Payment

                          A Participant may elect at any time during the
                 applicable election period to waive the Joint and Survivor Annuity form of benefit or the Preretirement Survivor Annuity form of benefit (or both) and may revoke any such election at any time during the applicable election period.

                          (3)     Spouse Consent Required

                          An election to waive any annuity form of benefit
                 shall not take effect unless the spouse of the Participant consents in writing to the election, such election designates a specific beneficiary, including any class of beneficiaries or contingent beneficiaries, or, solely in the case of a waiver of a Joint and Survivor Annuity, a form of benefits which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse), and the spouse's consent acknowledges the effect of such election and is witnessed by a Plan representative or a notary public, or it is established to the satisfaction of the Plan

                 Administrator that such consent cannot be obtained because there is no spouse or because the spouse cannot be located. A spouse may not revoke the consent without the approval of the Participant.

                          Any consent by a spouse obtained under this provision
                 (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in subsection (4) below.

                          (4)     Written Explanations

                          The Plan Administrator shall provide each Participant
                 no less than 30 days and no more than 90 days before the annuity starting date a written explanation of -

                                  (a)      the terms and conditions of a Joint
                          and Survivor Annuity;

                                  (b)      the Participant's right to make and
                          the effect of an election to waive the Joint and Survivor Annuity form of benefit;

                                  (c)      the rights of the Participant's
                          spouse to consent to a Participant's election;

                                  (d)      the right to make and the effect of
                          a revocation of an election.

                          The Plan Administrator shall provide to each
                 Participant within the applicable period a written explanation of a Preretirement Survivor Annuity comparable to that provided with respect to a Joint and Survivor Annuity.

                          (5)     Applicable Period

                          The applicable period means with respect to a
                  Participant, whichever of the following periods ends last:

                                  (a)      The period beginning with the first
                          day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35.

                                  (b) A reasonable period ending after the individual becomes a Participant.

                                  (c) A reasonable period ending after the Plan ceases to fully subsidize costs.

                                  (d)      A reasonable period ending after
                          Section 401(a)(11) of the Code first applies to the Participant.

                                  (e)      A reasonable period ending after
                          separation from service in case of a Participant who separates before attaining age 35.

                          For purposes of applying the foregoing, a reasonable period ending after the enumerated events described in (A), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                          (6)     Applicable Election Period

                          The applicable election period means -

                                   (a)     in the case of an election to waive
                          a Joint and Survivor Annuity, the ninety (90) day period ending on the annuity starting date; and

                                  (b)      in the case of an election to waive
                          a Preretirement Survivor Annuity, the period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death; provided that in the case of a Participant who is separated from service, such period shall not begin later than the date of such separation from service.

                          A Participant who will not yet attain age 35 as of
                 the end of any current Plan Year may make a special qualified election to waive the Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Preretirement Survivor Annuity in such terms as are comparable to the explanation required under subsection (4). Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this section.

                          (7)     Annuity Starting Date.

                          The annuity starting date means the first day of the
                 first period for which an amount is payable as an annuity or any other form.

                          (8)     Marriage Requirement

                          Notwithstanding the foregoing, the benefits under the
                 Plan shall not be provided in the form of a Joint and Survivor Annuity or a Preretirement Survivor Annuity unless the Participant and his spouse have been married throughout the one (1) year period ending on the earlier of the Participant's annuity starting date or the date of the Participant's death. If a Participant marries within one (1) year before the annuity starting date and the Participant and his spouse in such marriage have been married for at least a one (1) year period ending on or before the date of the Participant's death, the Participant and such spouse shall be treated as having been married throughout the required period. A former spouse shall be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

                 (f) Terms of Annuity Contracts. Any annuity contract distributed from the Plan must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan. If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder.

                 (g) Incidental Death Benefits. For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least fifty (50%) percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                 (h) Consents Waived. If the value of a Participant's vested account balance derived from Employer and Employee contributions does not exceed (and at the time of any prior distribution did not exceed) $3,500, the consent of the Participant and spouse (or where either has died, the survivor) must consent to any distribution of such account balance. The consent shall be obtained in writing within the 90 day period ending on the annuity starting date. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code. In addition, upon termination of the Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's account balance in the Plan may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the
         Code) within the same controlled group.

                 (i) Zero Benefits. If the value of the Participant's vested and nonforfeitable interest in the Plan at the time of his termination of employment is zero, the Participant shall be deemed to have received a distribution of such interest.

                 (j) Restrictions on Immediate Distributions. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's account balance in the Plan is no longer immediately distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date. Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the Participant's account balance in the Plan is immediately distributable.
         Furthermore, if payment in the form of a qualified joint and survivor annuity is not required with respect to the Participant pursuant to the Plan, only the Participant need consent to the distribution of an account balance that is immediately distributable. The Participant's account balance is immediately distributable if any part of the Participant's account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of age 62 or the Normal Retirement Age.

                 (k)      Transitional Rules.

                          (1) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous sections of the article must be given the opportunity to elect to have the prior sections of this article apply if such Participant is credited with at least one hour of service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant has at least 10 years of vesting service when he or she separated from service.

                          (2) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one hour of service under this Plan or a precedessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Section (4) below.

                          (3) The respective opportunities to elect (as described above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

                          (4) Any Participant who has elected pursuant to Section (2) above and any Participant who does not elect under Section (1) or who meets the requirements of Section (1) except that such Participant does not have at least 10 years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                                  (i)      Automatic joint and survivor
                          annuity. If benefits in the form a life annuity become payable to a married Participant who:

                                        (1)     begins to receive payments
                                  under the Plan on or after
                                  normal retirement age; or

                                        (2)     dies on or after normal
                                  retirement age while still
                                  working for the Employer; or

                                        (3)     begins to receive payments on
                                  or after the qualified early
                                  retirement age; or

                                        (4)     separates from service on or
                                  after attaining normal retirement age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the plan and thereafter dies before beginning to receive such benefits;

                                  then such benefits will be received under
                          this Plan in the form of a qualified joint and survivor annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

                                  (ii)     Election of early survivor annuity.
                          A Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the qualified joint and survivor annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the qualified early retirement age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

                                  (iii)    For purposes of this Section (4):

                                        (1)     Qualified early retirement age
                                  is the later of:

                                        (i)      the earliest date, under the
                                  Plan, on which the Participant may
                                  elect to receive retirement benefits,

                                        (ii)     the first day of the 120th
                                  month beginning before the Participant
                                  reaches normal retirement age, or

                                        (iii)    the date the Participant
                                  begins participation.

                          (2) Qualified joint and survivor annuity is an annuity for the life of the Participant with a survivor annuity for the life of the spouse as otherwise described in the Plan.

                 2.5.3 Nature of Distributions. The nature of the distribution of a Participant's Distributable Benefit shall be as hereinafter provided.

                 (a) Trust Fund and Segregated Funds. Subject to the Joint and Survivor Annuity requirements, except as provided in subsection (b) with regard to Life Insurance Policies, distribution of a Participant's Distributable Benefit shall consist of cash or property, or an annuity contract as provided in Section 5.2 above.

                 (b) Insurance Policies. In the event that the Trustee has purchased Life Insurance Policies on the life of the Participant, the values and benefits available with respect to each such Policy shall be distributed as follows:

                          (i) If the Participant's employment terminates for any reason other than death, then the Trustee shall either surrender the Life Insurance Policy for its available cash value and distribute the proceeds as provided in subsection
                 (a) above or, at the election of the Participant, distribute the Life Insurance Policy to the Participant, provided the Participant has a vested and nonforfeitable interest in his Accounts in an amount at least equal to the cash value thereof.

                          (ii) If the Participant's employment terminates by reason of death, the beneficiary designated by the Participant in accordance with the terms of the Plan shall be entitled to receive from the Trustee the full amount of the proceeds thereof.

The Trustee shall apply for and be the owner of any Policies purchased under the terms of the Plan. The Policies must provide that the proceeds are payable to the Trustee subject to the Trustee's obligation to pay over the proceeds to the designated Beneficiary. Under no circumstances shall the trust retain any part of the proceeds. In the event of any conflict between the terms of the Plan and the terms of any Policies purchased hereunder, the Plan provisions shall control.

                 2.5.4 Advance Distributions. If the Employer elects in the Adoption Agreement to permit advance distribution to a Participant or his Beneficiary after his employment has terminated and before he is otherwise entitled to distribution of his Distributable Benefit, the Trustee upon the request of the Participant or Beneficiary shall make advance distributions to him or to his Beneficiary. The aggregate of such an advance distribution shall not exceed the sum of the vested and nonforfeitable interest in the Participant's Accounts.

                 If the Employer elects in the Adoption Agreement to forfeit nonvested amounts immediately upon distribution of the Employee's entire vested account balance on termination of service, an Employee who terminates service and elects to receive the value of the Employee's vested account balance shall forfeit the nonvested portion. If the Employee elects to have distributed less than the entire vested portion of the account balance derived from Employer contributions, the part of the nonvested portion that is treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived account balance.

                 Except as provided in the preceding paragraph, if a Participant receives a distribution which reduces the balance in his Employer Account when he has less than a one hundred percent (100%) vested and nonforfeitable interest in the Account, the amount, if any, of the Participant's vested and nonforfeitable interest in the undistributed balance of said Account on his Accrual Date shall be transferred to a Segregated Account and shall not be less than an amount ("X") determined by the formula:
X = P (AB + (R x D)) - (R x D). For purposes of applying the formula: P is the vested percentage at the relevant time; AB is the account balance at the relevant time; and D is the amount of the distribution; and R is the ratio of the account balance at the relevant time to the account balance after distribution.

                 A Participant who receives a distribution of an amount deducted from his Employer Account when he has less than a one hundred percent (100%) vested and nonforfeitable interest in his Employer Account and who subsequently again becomes an Employee may repay the full amount of such distribution before he incurs five (5) consecutive Breaks in Service following the date of the distribution; provided, however, that in the event of repayment neither the Trust nor the Employer shall be liable for any federal or state income tax resulting from the distribution and the Participant shall indemnify and hold harmless the Trust and the Employer for and from any such liability. In the event of such repayment, the Employer Account of the Participant shall be credited with the full amount of such repayment and the previously undistributed balance. In the event the Participant fails to repay the full amount of such distribution within the time permitted for repayment, the non-vested and forfeitable portion of the previously undistributed balance of his Employer Account which had been transferred to a Segregated Account shall be deemed a forfeiture as of the last day of such period. If a Participant is deemed to receive a distribution because his vested and nonforfeitable interest at the time of his termination of employment is zero and the Participant resumes employment covered under the Plan before the date the Participant incurs five (5) consecutive Breaks in Service, upon the reemployment of such Participant, the employer-derived account balance of the Participant shall be restored to the amount on the date of the deemed distribution.

                 2.5.5 In Service Distributions. If the Employer elects in the Adoption Agreement to permit distributions to a Participant prior to his termination of employment and the Plan does not take into account contributions to provide Social Security benefits in the allocation of Employer contributions, a Participant shall be entitled to receive a distribution of all or part of his interest in the Plan upon filing a written request with the Plan Administrator; provided that no distribution shall be made unless the interest of the Participant in the Plan is fully vested and nonforfeitable and the balance in the Participant's Accounts to be distributed have accumulated for at least two (2) years or the individual has been a Participant for five (5) or more Plan Years. Any distribution shall be subject to the written consent of the Participant's spouse.

                                   ARTICLE VI

                        CONTINGENT TOP HEAVY PROVISIONS

                 2.6.1 Top Heavy Requirements. If the Plan becomes a Top Heavy Plan during any Plan Year, the following provisions shall supersede any conflicting provisions in the Plan or Adoption Agreement and apply for such Plan Year:

                 (a) Except as otherwise provided below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's Compensation or in the case where the Employer has no defined benefit plan which designates this plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of the first $200,000 of the Key Employee's compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the plan), or (ii) the Participant's failure to make mandatory employee contributions to the plan, or (iii) compensation less than a stated amount.

                 For purposes of computing the minimum allocation, Compensation shall mean a Participant's W-2 compensation, calculated in the manner provided in Section 1.2.8 of the Plan and the Adoption Agreement.

                 The minimum allocation provided above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

                 The minimum allocation provided above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

                 (b) The vested and nonforfeitable interest of each Participant shall be equal to the percentage determined under the vesting schedule specified in the Adoption Agreement if the Plan becomes a Top Heavy Plan, or if no vesting schedule is specified, the percentage determined under the following schedule:

Years of Service                        Percentage
Less than 2                                  0%
       2                                    20%
       3                                    40%
       4                                    60%
       5                                    80%
6 or more                                  100%

         The top-heavy minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code, except those attributable to employee contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan becomes top-heavy.

         If the Plan ceases to be a Top Heavy Plan, the vesting which occurs while the Plan is a Top Heavy Plan shall not be cutback. Any minimum allocation required (to the extent required to be nonforfeitable under Section 416(b)) may not be forfeited under Section 411(a)(3)(B) or (D) of the Code.

                 2.6.2 Top Heavy Definitions. The following terms, as used in this Plan, shall have the following meaning:

                 (a) "Key Employee": An Employee or former employee who, at any time during the Determination Period is either:

                          (i) an officer of the Employer having an Annual Compensation greater than fifty (50%) percent of the amount in effect under Section 415(b)(1)(A) of the Code;

                          (ii) an owner (or a person considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Annual Compensation from the Employer is more than the limitation in effect under Section 415(c)(1)(A) of the Code;

                          (iii) any person who owns directly or indirectly more than five (5%) percent of the outstanding stock of the Employer or stock possessing more than five (5%) percent of the total combined voting power of all stock of the Employer or, in the case of an unincorporated Employer, the capital or profits interest in the Employer;

                          (iv) any person who owns directly or indirectly more than one (1%) percent of the outstanding stock of the Employer or stock possessing more than one (1%) percent of the total combined voting power of all stock of the Employer or, in the case of an unincorporated Employer, the capital or profits interest in the Employer and having an Annual Compensation from the Employer of more than $150,000; or

                          (v)     any beneficiary of a Key Employee.

         The determination of who is a Key Employee shall be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

                 (b) "Aggregation Group": Each qualified retirement plan of the Employer in which a Key Employee is a participant and each other qualified retirement plan of the Employer which enables any plan in which a Key Employee is a participant to meet the requirements of
         Section 401(a)(4) or Section 410 of the Code.

                 (c)      "Annual Compensation": Compensation as defined in
         Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code.

                 (d) "Top-Heavy Plan": For any Plan Year beginning after December 31, 1983, the plan is top-heavy if any of the following conditions exists:

                          (i) If the top-heavy ratio for the plan exceeds 60 percent and the plan is not part of any required aggregation group or permissive aggregation group of plans.

                          (ii)    If the plan is a part of a required
                 aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds 60 percent.

                          (iii)   If the plan is a part of a required
                 aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

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                                     - 46 -

                 (h) "Determination Date": For any plan year subsequent to the first plan year, the last day of the preceding plan year. For the first plan year of the plan, the last day of that year.

                 (i) "Valuation Date": The date elected by the Employer in the Adoption Agreement as of which account balances or accrued benefits are valued for purposes of calculating the top-heavy ratio.

                 (j) "Present Value": Present value shall be based only on the interest and mortality rates specified in the Adoption Agreement.

                 (k) "Determination Period": The Plan Year containing the Determination Date and the four (4) preceding Plan Year.

                                    PART III

                                   ARTICLE I

                                   ACCOUNTING

                 3.1.1 Accounts. All income, profits, recoveries, contributions and any and all monies, securities and properties of any kind at any time received or held by the Trustee shall be held as a commingled Trust Fund, except to the extent such assets are transferred to a Segregated Fund or Controlled Fund. For accounting purposes, the Plan Administrator shall establish and maintain certain Accounts for each Participant. An Employer Account shall be established and maintained for each Participant, to which shall be added the Participant's share of Employer contributions and forfeitures. If a Participant has previously made voluntary non-deductible employee contributions, the Plan Administrator shall establish and maintain a Voluntary Account for the Participant. If, in accordance with any of the provisions of the Plan, assets are either deposited initially or transferred to a Segregated Fund for the benefit of a Participant, the Plan Administrator shall establish and maintain a Segregated Account for the Participant. If a Participant elects to exercise investment control over all or a portion of his Accounts, the Plan Administrator shall establish and maintain a Controlled Account for the Participant.

                 3.1.2 Adjustments. As of each Valuation Date each Participant's Accounts shall be adjusted in the following order and manner.

                 (a) Distributions. Any distribution made to or on behalf of a Participant since the last preceding Valuation Date shall be deducted from the Participant's Account from which the distribution was made.

                 (b) Insurance Premiums. Payments made since the last preceding Valuation Date for Life Insurance Policies on the life of a Participant (including without limitation payments of premiums and interest on policy loans) shall be deducted from the Account of the Participant from which the payment was made.

                 (c) Adjustment to Fair Market Value. The value of all monies, securities and other property in the Trust Fund, excluding Life Insurance Policies, shall be appraised by the Trustee at the then fair market value. In determining such value, all income and contributions, if any, received by the Trustee from the Employer or Participants on account of such Year calculated under the method of accounting of the Trust shall be included and there shall be deducted all expenses determined in accordance with the method of accounting adopted by the Plan Administrator.

         If the total net value of the Trust Fund so determined exceeds (or is less than) the total amount in the affected Accounts of all Participants, the excess (or deficiency) shall be added to (or deducted from) the respective Accounts of all Participants in the ratio that each such Participant's Account bears to the total amount in all such Accounts.

         (d) Adjustment of Segregated and Controlled Accounts. The value of all monies, securities and other property in each Participant's Segregated Account or Controlled Account, if any, but exclusive of Life Insurance Policies, shall be appraised by the Trustee at the then fair market value. In determining such value, all income calculated under the method of accounting of the Trust shall be included and all expenses shall be deducted.

         If the total net value of a Participant's Segregated Account or Controlled Account, as the case may be, so determined exceeds (or is less than) the previous balance in such Account, the excess (or deficiency) shall be added to (or deducted from) the Participant's respective Account.

         (e) Insurance Dividends. Dividends or credits received since the last preceding Valuation Date on any Life Insurance Policy on the life of a Participant shall be added to the Account of the Participant from which the premiums for such Life Insurance Policy have been paid.

         (f) Contributions and Forfeitures. Each Participant's Account shall be increased by that portion of the contribution and forfeitures which is allocated to him.

         (g) Transfers to Segregated or Controlled Funds. To the extent that funds in the Trust Fund attributable to a Participant's Account were transferred since the last preceding Valuation Date or are to be transferred to either a Segregated Fund or Controlled Fund pursuant to any of the provisions of the Plan, the Account from which the funds were transferred shall be decreased and the Account to which the funds were transferred shall be increased.

         (h) Transfers From Segregated Funds. To the extent that funds are transferred from a Segregated Fund and/or Controlled Fund of a Participant to the Trust Fund pursuant to any of the provisions of the Plan, the Account from which the funds were transferred shall be decreased and the Account of the Participant to which the funds were transferred shall be increased.

         (i) Time of Adjustments. Every adjustment to be made pursuant to this Section shall be considered as having been made as of the applicable Valuation Date regardless of the actual dates of entries, receipt by the Trustee of contributions by the Participant or the Employer for such Year, or the transfers of funds to or from Controlled or Segregated Funds. The Trustee's determination as to valuation of trust assets and charges or credits to the individual Accounts of the respective Participants shall be conclusive and binding on all persons. If funds are transferred to a Controlled Fund as of any date other than a Valuation Date pursuant to the terms of the Plan, the adjustments to be made pursuant to this Section shall be made as of the date as of which the transfer is made, as if such date is a Valuation Date.

If any Participant receives a distribution pursuant to the terms of the Plan as of any date other than a Valuation Date, then the adjustments to be made pursuant to this Section shall be made in the manner specified in the Adoption Agreement.

                                   ARTICLE II

                                  LIMITATIONS

         3.2.1 Limitations on Annual Additions. If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer or a welfare benefit fund as defined in Section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by the Employer, which provides an annual addition, subject to the adjustments hereinafter set forth, the amount of annual additions which may be credited to a Participant's Accounts during any Limitation Year shall in no event exceed the lesser of (a) thirty thousand dollars ($30,000.00) or, if greater, one-fourth of the dollar limitation in effect under Section 415(b)(1)(A) of the Code as in effect for the Limitation Year or (b) twenty-five percent (25%) of the Participant's Compensation for the Plan Year. The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under Section 415(l)(1) or 419A(d)(2) of the Code. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the annual additions for the Limitation Year to exceed the maximum permissible amount, the amount contributed or allocated shall be reduced so that the annual additions for the Limitation Year shall equal the maximum permissible amount. For these purposes, the maximum permissible amount is the maximum annual additions permitted on behalf of a Participant.

                 (a) Annual Additions. The term "annual additions" shall mean, the sum of the following amounts credited to a Participant's Accounts for the Limitation Year:

                          (i)     Employer contributions;

                          (ii)    Employee contributions;

                          (iii)   Forfeitures; and

                          (iv) Amounts allocated after March 31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund as defined in Section 419(e) of the Code, maintained by the Employer.

         Any excess amounts applied under subsections (b) and (c) below to reduce Employer contributions are considered annual additions for such Limitation Year.

                 (b) Excessive Annual Additions. Prior to determining a Participant's actual Compensation for a Limitation Year, the Employer may determine the maximum permissible Annual Addition for the Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participant's similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year. Any Excessive Annual Addition attributable to nondeductible voluntary employee contributions made by a Participant to the extent they reduce the excess amount shall be returned to the Participant before any other adjustments are made.

                 If an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's Account shall be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary. If an excess amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year, if necessary.

                 If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants. If a suspense account is in existence at any time during a Limitation Year, it shall not participate in the allocation of the Trust's investment gains and losses.

                 (c) Participation in Certain Other Plans. If in addition to this Plan, the Participant is covered under another qualified regional prototype defined contribution plan maintained by the Employer, a welfare benefit fund, as defined in Section 419(e) of the code maintained by the Employer, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition during any Limitation Year, the annual additions which may be credited to a Participant's account under this Plan for any such Limitation Year shall not exceed the maximum permissible amount reduced by the Annual Additions credited to a Participant's Account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the maximum permissible amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year shall equal the maximum permissible amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

                 Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the maximum permissible amount for a Participant in the manner described in subsection (b) above. As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

                 If a Participant's Annual Additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

                 If the excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

                (i)     the total excess amount allocated as of such date, times

                (ii) the ratio of (i) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (II) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified regional prototype defined contribution plans. Any excess amount attributed to this Plan will be disposed in the manner described in subsection (b), above

         If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a regional prototype plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited as provided above as though the other plan were a regional prototype plan unless the Employer specifies other limitations in the Adoption Agreement.

         For purposes hereof, the excess amount is the excess of the Participant's annual additions for the Limitation Year over the maximum permissible amount and a regional prototype plan is a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

         If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year shall be limited in the manner specified in the Adoption Agreement.

         (d) Combined Plan Limitation. In the event that a Participant in this Plan participates in a defined benefit plan (as defined in the applicable sections of the Code) maintained by the Employer, the sum of the "defined benefit plan fraction" plus the "defined contribution plan fraction" shall at no time exceed 1.0. Except to the extent that applicable law permits greater amounts to be provided on behalf of a Participant, in which event such law is hereby incorporated by reference, the foregoing fractions are defined as follows. The "defined benefit plan fraction" for any year is a fraction (i) the numerator of which is the projected annual benefit of the Participant under all the defined benefit plans (whether or not terminated) maintained by the Employer (determined as of the close of the year), and (ii) the denominator of which is the lesser of (A) the product of 1.25 multiplied by the dollar limitation determined for the Limitation Year under Sections 415(b) and (d) of the Code, or (B) the product of 1.4 multiplied by one hundred (100%) percent of the Participant's average compensation for the three (3) consecutive Years of Service with the Employer that produces the highest average, including any adjustments under Section 415(b) of the Code. Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction shall not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of
Section 415 for all Limitation Years beginning before January 1, 1987. The "defined contribution fraction" for any year is a fraction (i) the numerator of which is the sum of the annual additions to the Participant's accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds and individual medical accounts (as defined in Sections 419(e) and 415(l)(2) of the Code) maintained by the Employer, and (ii) the denominator of which is the sum of the lesser of the following amounts determined for the current year and for all prior limitation years of service with the Employer, regardless of whether a defined contribution plan was maintained by the Employer: (A) the product of 1.25 multiplied by the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under
Section 415(c)(1)(A) of the Code, or (B) thirty-five (35%) percent of the Participant's compensation from the Employer for such plan year. If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of
(1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, shall be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

         The annual addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as annual additions.

         The projected annual benefits under a defined benefit plan is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity) or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming the Participant continues employment until normal retirement age under the plan (or current age, if later), and the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan remain constant for all future Limitation Years.

         (e) Special Transition Rule for Defined Contribution Fraction. At the election of the Plan Administrator, in applying the provisions of subsection
(d) above with respect to the defined contribution plan fraction for any year ending after December 31, 1982, the amount taken into account for the denominator for each Participant for all years ending before January 1, 1983 shall be an amount equal to the product of the amount of the denominator determined under subsection (d) above for the year ending in 1982, multiplied by the "transition fraction". The "transition fraction" is a fraction (i) the numerator of which is the lesser of (A) $51,875 or (B) 1.4 multiplied by twenty-five (25%) percent of the Participant's compensation for the year ending in 1981, and (ii) the denominator of which is the lesser of (A) $41,500 or (B) twenty-five (25%) percent of the Participant's compensation for the year ending in 1981.

         (f) Special Transition Rule for Excess Benefits. Provided that the Plan satisfied the requirements of Section 415 of the Code for the last Plan Year beginning before January 1, 1983, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) so that the sum of the defined benefit plan fraction and the defined contribution fraction computed in accordance with Section 415(e)(1) of the Code (as amended by the Tax Equity and Fiscal Responsibility Act of 1982) does not exceed 1.0 for such year, in accordance with regulations issued by the Secretary of the Treasury pursuant to the applicable provisions of the Code.

         (g) Employer. For purposes of this Section, employer shall mean the Employer that adopts this Plan and all members of a group of employers which constitutes a controlled group of corporations or trades or businesses under common control (as defined in Sections 414(b) and (c) of the Code, as modified by Section 415(h) of the Code), or an affiliated service group (as defined in
Section 414(m) of the Code) of which the adopting employer is a part and any other entity required to be aggregated with the Employer under Section 414(o) of the Code and the regulations issued thereunder.

         (h) Compensation. For purposes of this Section as elected in the Adoption Agreement by the Employer, Compensation shall mean all of a
Participant's:

                 (i) Section 3121 Wages. Wages as defined in Section 3121(a) of the Code for purposes of calculating social security taxes, but determined without regard to the wage base limitation in Section 3121(a)(1), the limitations on the exclusions from wages in Section 3121(a)(5)(C) and (D) for elective contributions and payments by reason of salary reduction agreements, the special rules in Section 3121(v), any rules that limit covered employment based on the type or location of an employee's employer and any rules that limit the remuneration included in wages based on familial relationship or based on the nature or location of the employment or the services performed (such as the exceptions to the definition of employment in Section 3121(b)(1) through (20) of the Code).

                 (ii) Section 3401(a) Wages. Wages as defined in Section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

                 (iii) Section 415 Safe-harbor Compensation. Wages, salaries and fees for professional services and other amounts received for personal services actually rendered in the course of employment for the Employer (including but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances), but excluding:

                          (I) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee or any distributions from a plan of deferred compensation;

                          (II) Amounts realized from the exercise of a nonqualified stock option or when restricted stock or property held by the Employee is no longer subject to a substantial risk of forfeiture or becomes freely transferable.

                          (III) Amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option; and

                          (IV) Other amounts which received special tax benefits or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludible from the gross income of the Employee).

         For any self-employed individual, compensation shall mean earned income. For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year.

                 (i) Short Limitation Year. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin within the Limitation Year in which the amendment is made. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the maximum annual addition shall not exceed the defined contribution dollar limitation determined in accordance with Section 415(c)(1)(A) of the Code then in effect multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is twelve (12).

                 3.2.2 Controlled Businesses. If this plan provides contributions or benefits for one or more owner-employees who control both the business for which this plan is established and one or more other trades or businesses, this plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy sections 401(a) and (d) for the employees of this and all other trades or businesses.

                 If the plan provides contributions or benefits for one or more owner-employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for owner-employees under this plan.

                 If an individual is covered as an owner-employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

                 For purposes of the preceding paragraphs, an owner-employee, or two or more owner-employees, will be considered to control a trade or business if the owner-employee, or two or more owner-employees together:

                 (a) own the entire interest in an unincorporated trade or business, or

                 (b) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

                 For purposes of the preceding sentence, an owner-employee, or two or more owner-employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such owner-employee, or such two or more owner-employees, are considered to control within the meaning of the preceding sentence.

                                  ARTICLE III

                                  FIDUCIARIES

                 3.3.1 Standard of Conduct. The duties and responsibilities of the Plan Administrator and the Trustee with respect to the Plan shall be discharged (a) in a non-discriminatory manner; (b) for the exclusive benefit of Participants and their Beneficiaries; (C) by defraying the reasonable expenses of administering the Plan; (d) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (e) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and (f) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act.

                 3.3.2 Individual Fiduciaries. At any time that a group of individuals is acting as Plan Administrator or Trustee, the number of such persons who shall act in such capacity from time to time shall be determined by the Employer. Such persons shall be appointed by the Employer and may or may not be Participants or Employees of the Employer. Any action taken by a group of individuals acting as either Plan Administrator or Trustee shall be taken at the direction of a majority of such persons, or, if the number of such persons is two (2), by unanimous consent.

                 3.3.3 Disqualification from Service. No person shall be permitted to serve as a Fiduciary, custodian, counsel, agent or employee of the Plan or as a consultant to the Plan who has been convicted of any of the criminal offenses specified in the Act.

                 3.3.4 Bonding. Except as otherwise permitted by law, each Fiduciary or person who handles funds or other property or assets of the Plan shall be bonded in accordance with the requirements of the Act.

                 3.3.5 Prior Acts. No Fiduciary shall be liable for any acts occurring prior to the period of time during which the Fiduciary was actually serving in such capacity with respect to the Plan.

                 3.3.6 Insurance and Indemnity. The Employer may purchase or cause the Trustee to purchase and keep current as an authorized expense liability insurance for the Plan, its Fiduciaries, and any other person to whom any financial or other administrative responsibility with respect to the Plan and Trust is allocated or delegated, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of the duties, responsibilities and obligations under the Plan and under the Act; provided that any such insurance policy purchased with Plan assets permits subrogation by the Insurer against the Fiduciary in the case of breach by such Fiduciary. Unless otherwise determined and communicated to affected parties by the Employer, the Employer shall indemnify and hold harmless each such person, other than a corporate trustee, for and from any such liabilities, costs and expenses which are not covered by any such insurance, except to the extent that any such liabilities, costs or expenses are judicially determined to be due to the gross negligence or willful misconduct of such person. No Plan assets may be used for any such indemnification.

                 3.3.7 Expenses. Expenses incurred by the Plan Administrator or the Trustee in the administration of the Plan and the Trust, including fees for legal services rendered, such compensation to the Trustee as may be agreed upon in writing from time to time between the Employer and the Trustee, and all other proper charges and expenses of the Plan Administrator or the Trustee and of their agents and counsel shall be paid by the Employer, or at its election at any time or from time to time, may be charged against the assets of the Trust, but until so paid shall constitute a charge upon the assets of the Trust. All taxes of any and all kinds whatsoever which may be levied or assessed under existing or future laws upon the assets of the Trust or the income thereof shall be paid from such assets. Notwithstanding the foregoing, no compensation shall be paid to any Employee for services rendered under the Plan and Trust as a Trustee.

                 3.3.8 Agents, Accountants and Legal Counsel. The Plan Administrator shall have authority to employ suitable agents, custodians, investment counsel, accountants and legal counsel who may, but need not be, legal counsel for the Employer. The Plan Administrator and the Trustee shall be fully protected in acting upon the advice of such persons. The Trustee shall at no time be obliged to institute any legal action or to become a party to any legal action unless the Trustee has been indemnified to the Trustee's satisfaction for any fees, costs and expenses to be incurred in connection therewith.

                 3.3.9 Investment Manager. The Employer may employ as an investment manager or managers to manage all or any part of the Trust Fund any
(i) investment advisor registered under the Investment Advisors Act of 1940;
(ii) bank as defined in said Act; or (iii) insurance company qualified to perform investment management services in more than one state. Any investment manager shall have all powers of the Trustee in the management of such part of the Trust Fund, including the power to acquire or dispose of assets. In the event an investment manager is so appointed, the Trustee shall not be liable for the acts or omissions of such investment manager or be under any obligation to invest or otherwise manage that part of the Trust Fund which is subject to the management of the investment manager. The Employer shall notify the Trustee in writing of any appointment of an investment manager, and shall provide the Trustee with the investment manager's written acknowledgment that it is a fiduciary with respect to the Plan.

                 3.3.10 Finality of Decisions or Acts. Except for the right of a Participant or Beneficiary to appeal the denial of a claim, any decision or action of the Plan Administrator or the Trustee made or done in good faith upon any matter within the scope of authority and discretion of the Plan Administrator or the Trustee shall be final and binding upon all persons. In the event of judicial review of actions taken by any Fiduciary within the scope of his duties in accordance with the terms of the Plan and Trust, such actions shall be upheld unless determined to have been arbitrary and capricious.

                 3.3.11 Certain Custodial Accounts and Contracts. The term "Trustee" as used herein will also include a person holding the assets of a custodial account, an annuity contract or other contract which is treated as a qualified trust pursuant to Section 401(f) of the Code and references to the Trust Fund shall be construed to apply to such custodial account, annuity contract or other contract.

                                   ARTICLE IV

                               PLAN ADMINISTRATOR


                 3.4.1 Administration of Plan. The Plan Administrator shall be designated by the Employer from time to time. The primary responsibility of the Plan Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Plan Administrator shall administer the Plan and shall construe and determine all questions of interpretation or policy in a manner consistent with the Plan and the Adoption Agreement. The Plan Administrator may correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as he shall deem necessary or advisable to carry out the purpose of the Plan; provided, however, that any interpretation or construction shall be done in a nondiscriminatory manner and shall be consistent with the intent that the Plan shall continue to be a qualified Plan pursuant to the Code, and shall comply with the terms of the Act. The Plan Administrator shall have all powers necessary or appropriate to accomplish his duties under the Plan.

                 (a) The Plan Administrator shall be charged with the duties of the general administration of the Plan, including but not limited to the following:

                          (1) To determine all questions relating to the eligibility of an Employee to participate in the Plan or to remain a Participant hereunder.

                          (2) To compute, certify and direct the Trustee with respect to the amount and kind of benefits to which any Participant shall be entitled hereunder.

                          (3) To authorize and direct the Trustee with respect to all disbursements from the Trust Fund.

                          (4) To maintain all the necessary records for the administration of the Plan.

                          (5) To interpret the provisions of the Plan and to make and publish rules and regulations for the Plan as the Plan Administrator may deem reasonably necessary for the proper and efficient administration of the Plan and consistent with its terms.

                          (6) To select the Insurer to provide any Life Insurance Policy to be purchased for any Participant hereunder.

                          (7) To advise the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee might direct its investment accordingly.

                          (8) To advise, counsel and assist any Participant regarding any rights, benefits or elections available under the Plan.

                 (b) The Plan Administrator shall also be responsible for preparing and filing such annual disclosure reports and tax forms as may be required from time to time by the Secretary of Labor, the Secretary of the Treasury or other governmental authorities.

                 (c) Whenever it is determined by the Plan Administrator to be in the best interest of the Plan and its Participants or Beneficiaries, the Plan Administrator may request such variances, deferrals, extensions, or exemptions or make such elections for the Plan as may be available under the law.

                 (d) The Plan Administrator shall be responsible for procuring bonding for all persons dealing with the Plan or its assets as may be required by law.

                 (e) In the event this Plan is required to file reports or pay premiums to the Pension Benefit Guaranty Corporation, the Plan Administrator shall have the duty to prepare and make such filings, to pay any premiums required, whether for basic or contingent liability coverage, and shall be charged with the responsibility of notifying all necessary parties of such events and under such circumstances as may be required by law.

                 3.4.2 Disclosure Requirements. Every Participant covered under the Plan and every Beneficiary receiving benefits under the Plan shall receive from the Plan Administrator a summary plan description, and such other information as may be required by law or by the terms of the Plan.

                 3.4.3 Information Generally Available. The Plan Administrator shall make copies of this Plan and Trust, the Adoption Agreement, the summary plan description, latest annual report, Life Insurance Policies, or other instruments under which the Plan was established or is operated available for examination by any Participant or Beneficiary in the principal office of the Plan Administrator and such other locations as may be necessary to make such information reasonably accessible to all interested parties. Subject to a reasonable charge to defray the cost of furnishing such copies, the Plan Administrator shall, upon written request of any Participant or Beneficiary, furnish a copy of any of the above documents to the respective party.

                 3.4.4 Statement of Accrued Benefit. Upon written request to the Plan Administrator once during any twelve (12) month period, a Participant or Beneficiary shall be furnished with a written statement, based on the latest available information, of his then vested accrued benefit and the earliest date upon which the same will become fully vested and nonforfeitable. The statement shall also include a notice to the Participant of any benefits which are forfeitable if the Participant dies before a certain date.

                 3.4.5 Explanation of Rollover Treatment. The Plan Administrator shall, when making a distribution eligible for rollover treatment, provide a written explanation to the recipient of the provisions under which such distribution will not be subject to tax if transferred to an eligible retirement plan within sixty (60) days after the date on which the recipient received the distribution and, if applicable, the provisions of law pertaining to the tax treatment of lump sum distributions.

                                   ARTICLE V

                                    TRUSTEE

                 3.5.1 Acceptance of Trust. The Trustee, by joining in the execution of the Adoption Agreement to the Plan, agrees to act in accordance with the express terms and conditions hereof.

                 3.5.2 Trustee Capacity - Co-Trustees. The Trustee may be a bank, trust company or other corporation possessing trust powers under applicable state or federal law or one or more individuals or any combination thereof. When there are two or more Trustees, they may allocate specific responsibilities, obligations or duties among themselves by their written agreement. An executed copy of such written agreement shall be delivered to and retained by the Plan Administrator.

                 3.5.3 Resignation, Removal, and Successors. Any Trustee may resign at any time by delivering to the Employer a written notice of resignation to take effect at a date specified therein, which shall not be less than thirty (30) days after the delivery thereof; the Employer may waive such notice. The Trustee may be removed by the Employer with or without cause, by tendering to the Trustee a written notice of removal to take effect at a date specified therein. Upon such removal or resignation of a Trustee, the Employer shall either appoint a successor Trustee who shall have the same powers and duties as those conferred upon the resigning or discharged Trustee, or, if a group of individuals is acting as Trustee, determine that a successor shall not be appointed and the number of Trustees shall be reduced by one (1).

                 3.5.4 Consultations. The Trustee shall be entitled to advice of counsel, which may be counsel for the Plan or the Employer, in any case in which the Trustee shall deem such advice necessary. The Trustee shall not be liable for any action taken or omitted in good faith reliance upon the advice of such counsel. With the exception of those powers and duties specifically allocated to the Trustee by the express terms of the Plan, it shall not be the responsibility of the Trustee to interpret the terms of the Plan and the Trustee may request, and is entitled to receive, guidance and written direction from the Plan Administrator on any point requiring construction or interpretation of the Plan documents.

                 3.5.5 Rights, Powers and Duties. The rights, powers and duties of the Trustee shall be as follows:

                 (a) The Trustee shall be responsible for the safekeeping of the assets of the Trust Fund in accordance with the provisions of the Plan, and any amendments hereto. The duties of the Trustee under the Plan shall be determined solely by the express provisions hereof and no other further duties or responsibilities shall be implied. Subject to the terms of this Plan, the Trustee shall be fully protected and shall incur no liability in acting in reliance upon the written instructions or directions of the Employer, the Plan Administrator, a duly designated investment manager, or any other named Fiduciary.

                 (b) The Trustee shall have all powers necessary or convenient for the orderly and efficient performance of its duties hereunder, including but not limited to those specified in this Section. The Trustee shall have the power generally to do all acts, whether or not expressly authorized, which the Trustee in the exercise of its fiduciary responsibility may deem necessary or desirable for the protection of the Trust Fund and the assets thereof.

                 (c) The Trustee shall have the power to collect and receive any and all monies and other property due hereunder and to give full discharge and release therefor; to settle, compromise or submit to arbitration any claims, debts or damages due to or owing to or from the Trust Fund; to commence or defend suits or legal proceedings wherever, in the Trustee's judgment, any interest of the Trust Fund requires it; and to represent the Trust Fund in all suits or legal proceedings in any court of law or equity or before any other body or tribunal.

                 (d) The Trustee shall cause any Life Insurance Policies or assets of the Trust Fund to be registered in its name as Trustee and shall be authorized to exercise any and ail ownership rights regarding these assets, subject to the terms of the Plan.

                 (e) The Trustee may temporarily hold cash balances and shall be entitled to deposit any funds received in a bank account in the name of the Trust Fund in any bank selected by the Trustee, including the banking department of a corporate Trustee, if any, pending disposition of such funds in accordance with the Plan. Any such deposit may be made with or without interest.

                 (f) The Trustee shall pay the premiums and other charges due and payable at any time on any Life Insurance Policies as it may be directed by the Plan Administrator, provided funds for such payments are then available in the Trust. The Trustee shall be responsible only for such funds and Life Insurance Policies as shall actually be received by it as Trustee hereunder, and shall have no obligation to make payments other than from such funds and cash values of Life Insurance Policies.

                 (g) If the whole or any part of the Trust Fund shall become liable for the payment of any estate, inheritance, income or other tax which the Trustee shall be required to pay, the Trustee shall have full power and authority to pay such tax out of any monies or other property in its hands for the account of the person whose interest hereunder is so liable. Prior to making any payment, the Trustee may require such releases or other documents from any lawful taxing authority as it shall deem necessary. The Trustee shall not be liable for any nonpayment of tax when it distributes an interest hereunder on instructions from the Plan Administrator.

                 (h) The Trustee shall keep a full, accurate and detailed record of all transactions of the Trust which the Employer and the Plan Administrator shall have the right to examine at any time during the Trustee's regular business hours. As of the close of each Plan Year, the Trustee shall furnish the Plan Administrator with a statement of account setting forth all receipts, disbursements and other transactions effected by the Trustee during the year. The Plan Administrator shall promptly notify the Trustee in writing of his approval or disapproval of the account. The Plan Administrator's failure to disapprove the account within sixty (60) days after receipt shall be considered an approval. Except as otherwise required by law, the approval by the Plan Administrator shall be binding as to all matters embraced in any statement to the same extent as if the account of the Trustee had been settled by judgment or decree of a court of competent jurisdiction under which the Trustee, Employer and all persons having or claiming any interest in the Trust Fund were parties; provided, however, that the Trustee may have its account judicially settled if it so desires.

                 (i) The Trustee is hereby authorized to execute all necessary receipts and releases to any parties concerned; and shall be under a duty, upon being advised by the Plan Administrator that the proceeds of any Life Insurance Policies are payable, to give reasonable assistance to the Beneficiary designated therein in collecting such sums as may appear to be due.

                 (j) If, at any time, as the result of the death of the Participant there shall be a dispute as to the person to whom payment or delivery of monies or property should be made by the Trustee, or regarding any action to be taken by the Trustee, the

         Trustee may postpone such payment, delivery or action, retaining the funds or property involved, until such dispute shall have been resolved in a court of competent jurisdiction or the Trustee shall have been indemnified to its satisfaction or until it has received written direction from the Plan Administrator.

                 (k) Anything in this instrument to the contrary notwithstanding, the Trustee shall have no duty or responsibility with respect to the determination of matters pertaining to the eligibility of any Employee to become or remain a Participant hereunder, the amount of benefit to which any Participant or Beneficiary shall be entitled hereunder, or the size and type of any Life Insurance Policy to be purchased from any Insurer for any Participant hereunder; all such responsibilities being vested in the Plan Administrator.

                 3.5.6 Trustee Indemnification. The Employer shall indemnify and hold harmless the Trustee for and from the assertion or occurrence of any liability to a Participant or Beneficiary for any action taken or omitted by the Trustee pursuant to any written direction to the Trustee from the Employer or the Plan Administrator. Such indemnification obligation of the Employer shall not be applicable to the extent that any such liability is covered by insurance.

                 3.5.7 Changes in Trustee Authority. If a successor Trustee is appointed, neither an Insurer nor any other person who has previously had dealings with the Trustee shall be chargeable with knowledge of such appointment or such change until furnished with notice thereof. Until such notice, the Insurer and any other such party shall be fully protected in relying on any action taken or signature presented which would have been proper in accordance with that information previously received.

                                   ARTICLE VI

                                  TRUST ASSETS

                 3.6.1 Trustee Exclusive Owner. All assets held by the Trustee, whether in the Trust Fund or Segregated Funds, shall be owned exclusively by the Trustee and no Participant or Beneficiary shall have any individual ownership thereof. Participants and their Beneficiaries shall share in the assets of the Trust, its net earnings, profits and losses, only as provided in this Plan.

                 3.6.2 Investments. The Trustee shall invest and reinvest the Trust Fund without distinction between income or principal in one or more of the following ways as the Trustee shall from time to time determine:

                 (a) The Trustee may invest the Trust Fund or any portion thereof in obligations issued or guaranteed by the United States of America or of any instrumentalities thereof, or in other bonds, notes, debentures, mortgages, preferred or common stocks, options to buy or sell stocks or other securities, mutual fund shares, limited partnership interests, commodities, or in such other property, real or personal, as the Trustee shall determine.

                 (b) The Trustee may cause the Trust Fund or any portion thereof to be invested in a common trust fund established and maintained by a national bank for the collective investment of fiduciary funds, providing such common trust fund is a qualified trust under the applicable section of the Code, or corresponding provisions of future federal internal revenue laws and is exempt from income tax under the applicable section of the Code. In the event any assets of the Trust Fund are invested in such a common trust fund, the Declaration of Trust creating such common trust fund, as it may be amended from time to time, shall be incorporated into this Plan by reference and made a part hereof.

                 (c) The Trustee may deposit any portion of the Trust Fund in savings accounts in federally insured banks or savings and loan associations or invest in certificates of deposit issued by any such bank or savings and loan association. The Trustee may, without liability for interest, retain any portion of the Trust Fund in cash balances pending investment thereof or payment of expenses.

                 (d) The Trustee may buy and sell put and call options, covered or uncovered, engage in spreads, straddles, ratio writing and other forms of options trading, including sales of options against convertible bonds, and sales of Standard & Poor futures contracts, and trade in and maintain a brokerage account on a cash or margin basis.

                 (e) The Trustee may invest any portion or all of the assets of the Trust Fund which are attributable to the vested and nonforfeitable interest in the Accounts of a Participant in the purchase of group or individual Life Insurance Policies issued on the life of and for the benefit of the Participant with the consent of the Participant, subject to the following conditions:

                          (i) The aggregate premiums paid for ordinary whole Life Insurance Policies with both nondecreasing death benefits and nonincreasing premiums on the life of any Participant shall not at any time exceed forty-nine percent (49%) of the aggregate amount of Employer contributions which have been allocated to the Accounts of such Participant.

                          (ii)    The aggregate Premiums paid for Life
                 Insurance Policies on the life of any Participant which are either term, universal or any other contracts which are not ordinary whole life policies shall not at any time exceed twenty-five percent (25%) of the aggregate amount of Employer contributions which have been allocated to the Accounts of such Participant.

                          (iii) The sum of one-half of the aggregate premiums for ordinary whole Life Insurance Policies and all premiums for other Life Insurance Policies shall not at any time exceed twenty-five percent (25%) of the aggregate amount of Employer contributions which have been allocated to the Accounts of such Participant.

                          (iv) If the Employer elects in the Adoption Agreement to permit distributions to a Participant prior to his termination of employment in accordance with Section 5.5 and the Plan does not take into account contributions to provide Social Security Benefits in the allocation of Employer contributions, the amount which may be distributed to the Participant may be applied to the purchase of Life Insurance Policies.

                 (f) The Trustee may invest the Trust Fund or any portion thereof to acquire or hold Qualifying Employer Securities or Real Property, provided that the portion so invested shall not exceed the amount allowed as an investment under the Act.

                 3.6.3 Administration of Trust Assets. Subject to the limitations herein expressly set forth, the Trustee shall have the following powers and authority in connection with the administration of the assets of the
Trust:

                 (a) To hold and administer all contributions made by the Employer to the Trust Fund and all income or other property derived therefrom as a single Trust Fund, except as otherwise provided in the Plan.

                 (b) To manage, control, sell, convey, exchange, petition, divide, subdivide, improve, repair, grant options, sell upon deferred payments, lease without limit as determined for any purpose, compromise, arbitrate or otherwise settle claims in favor of or against the Trust Fund, institute, compromise and defend actions and proceedings, and to take any other action necessary or desirable in connection with the administration of the Trust Fund.

                 (c) To vote any stock, bonds, or other securities of any corporation or other issuer; otherwise consent to or request any action on the part of any such corporation or other issuer; to give general or special proxies or powers of attorney, with or without power of substitution; to participate in any reorganization, recapitalization, consolidation, merger or similar transaction with respect to such securities; to deposit such stocks or other securities in any voting trusts, or with any protective or like committee, or with the trustee, or with the depositories designated thereby; to exercise any subscription rights and conversion privileges or other options and to make any payments incidental thereto; and generally to do all such acts, execute all such instruments, take all such proceedings and exercise all such rights, powers and privileges with respect to the stock or other securities or property constituting the Trust Fund as if the Trustee were the absolute owner thereof.

                 (d) To apply for and procure, at the election of any Participant, Life Insurance Policies on the life of the Participant; to exercise whatever rights and privileges may be granted to the Trustee under such Policies, and to cash in, receive and collect such Policies or the proceeds therefrom as and when entitled to do so under the provisions thereof;

                 (e) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

                 (f) To register any investment held in the Trust in the Trustee's own name or in the name of a nominee and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust;

                 (g) To borrow money for the purposes of the Plan in such amounts and upon such terms and conditions as the Trustee deems appropriate;

                 (h) To commingle the assets of the Trust Fund with the assets of other similar trusts which are exempt from income tax, whether sponsored by the Employer, an affiliate of the Employer or an unrelated employer, provided that the books and records of the Trustee shall at all times show the portion of the commingled assets which are part of the Trust; and

                 (i) To do all acts whether or not expressly authorized which the Trustee may deem necessary or proper for the protection of the property held hereunder.

                 3.6.4 Segregated Funds. Unless otherwise determined by the Trustee to be prudent, the Trustee shall invest and reinvest each Segregated Fund without distinction between income or principal in one or more appropriately identified interest-bearing accounts or certificates of deposit in the name of the Trustee and subject solely to the dominion of the Trustee in a banking institution (which may or may not be the Trustee, if the Trustee is a banking institution) or savings and loan association. Any such account or certificate shall bear interest at a rate not less than the rate of interest currently being paid upon regular savings accounts by that banking corporation principally situated in the community in which the Employer has its principal business location, which has capital, surplus and undivided profits exceeding those of any other bank so situated. Such accounts shall be held for the benefit of the Participant for whom such Segregated Fund is established in accordance with the terms of the Plan and the Segregated Account of the Participant shall be credited with any interest earned in connection with such accounts. If the Trustee determines that an alternative investment is appropriate, the Trustee may invest the Segregated Fund in any manner permitted with respect to the Trust Fund and such Segregated Fund shall be credited with the net income or loss or net appreciation or depreciation in value of such investments. No Segregated Fund shall share in any Employer contributions or forfeitures, any net income or loss from, or net appreciation or depreciation in value of, any investments of the Trust Fund, or any allocation for which provision is made in this Plan which is not specifically attributable to the Segregated Fund.

                 3.6.5 Investment Control Option. If the Employer elects in the Adoption Agreement to permit Participants to direct the investment of their Accounts, each Participant may elect to have transferred to a Controlled Fund and exercise investment control with respect to funds in the Trust Fund which do not exceed the balances in his Accounts. To the extent that the balance in the Participant's Account with respect to which a transfer is to be made includes his share of an Employer contribution which has not been received by the Trustee, such transfer shall not be made until such contribution is received by the Trustee. In addition to the foregoing election, each Participant who has a Segregated Fund may elect to have transferred to a Controlled Fund any portion or all of such Segregated Fund. Funds so transferred to a Controlled Fund on behalf of the Participant shall be thereafter invested by the Trustee in such bonds, notes, debentures, commodities, mortgages, equipment trust certificates, investment trust certificates, preferred or common stocks, partnership interests, life insurance policies, including universal life insurance policies, or in such other property, real or personal (other than collectibles), wherever situated, as the Participant shall direct from time to time in writing; provided, however, that the Participant may not direct the Trustee to make loans to himself, nor to make loans to the Employer; and provided further that the Trustee may limit the investment alternatives available to the Participant in a uniform and nondiscriminatory manner but taking into account whether the interest of the Participant is fully vested and nonforfeitable. Any such election shall be made by the Participant giving notice thereof to the Trustee as the Trustee deems necessary and such notice shall specify the amount of such funds to be transferred and the Account from which the transfer is to be made. Any such election with respect to a Segregated Fund shall be made by the Participant giving the Trustee notice as the Trustee deems necessary and such notice shall specify the date the transfer is to take place and the amount of funds to be transferred. Any such election shall be at the absolute discretion of the individual Participant and shall be binding upon the Trustee. Upon any such election being made, the amount of such funds to be transferred shall be deducted from his Account as appropriate and added to a Controlled Account of the Participant. All dividends and interest thereafter received with respect to such transferred funds, as well as any appreciation or depreciation in his investments, shall be added to or deducted from his Controlled Account.

                 If a Participant wishes to make such an election to transfer funds from the Trust Fund to a Controlled Fund as of a date other than a Valuation Date, the Trustee may defer such transfer until the next succeeding Valuation Date or, in the Trustee's discretion, make such transfer, provided that the Trustee determines that the nature of the assets in the Trust Fund is such that it is feasible and practical to make, as of the date of such transfer, the adjustments to Participants' Accounts for which provision is made in the Plan, as if such date is a Valuation Date.

                 The Trustee shall not have any investment responsibility with respect to a Participant's Controlled Fund. In the event that a Participant elects to have any such funds transferred to a Controlled Fund and invested in particular securities or assets pursuant to this Section, the Trustee shall not be liable for any loss or damage resulting from the investment decision of the Participant. As of any Valuation Date, the Participant may elect to have all or any portion of any cash contained in his Controlled Fund transferred back to the Trust Fund, in which case such cash shall be invested by the Trustee together with other assets held in the Trust Fund. Any such election shall be made by giving notice thereof to the Trustee as the Trustee deems necessary, and the notice shall specify the amount of cash to be transferred.

                 As of the said Valuation Date, the amount of such funds to be so transferred which is attributable to the balance in the Participant's Controlled Account shall be deducted from such Account and added to the appropriate Account of the Participant.

                                  ARTICLE VII

                                     LOANS

                 3.7.1 Authorization. If the Employer elects in the Adoption Agreement to permit loans to Participants or Beneficiaries, the Trustee shall establish a participant loan program in compliance with Labor Regulation 2550.408b. The terms of such participant loan program shall be in writing and shall constitute part of the Plan. Such terms shall include:

                 (a) The identity of the person or positions authorized to administer the participant loan program;

                 (b)      A procedure for applying for loans;

                 (c)      The basis on which loans will be approved or denied;

                 (d) Limitations (if any) on the types and amount of loans offered;

                 (e) The procedure under the program for determining a reasonable rate of interest;

                 (f) The types of collateral which may secure a participant loan; and

                 (g) The events constituting default and the steps that will be taken to preserve plan assets in the event of default.

                 3.7.2 Spousal Consent. A Participant must obtain the written consent of his spouse, if any, to the use of the Participant's interest in the Plan as security for the loan within ninety (90) days before the date on which the loan is to be so secured. A new consent must be obtained whenever the amount of the loan is increased or if the loan is renegotiated, extended, renewed or otherwise revised. The form of the consent must acknowledge the effect of such consent and be witnessed by a Plan representative or a notary public but shall be deemed to meet any such requirements relating to the consent of any subsequent spouse. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.

                 If a valid spousal consent has been obtained, then notwithstanding any other provision of the Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the

Account balance payable at the time of death or distribution but only if the reduction is used as repayment of the loan. If less than the entire amount of the Participant's vested Account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, the Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan and then determining the benefit payable to the surviving spouse.

                 3.7.3 Limitations. Except to the extent provided in the participant loan program, in no event shall the amount loaned to any Participant or Beneficiary exceed the lesser of (a) fifty thousand dollars ($50,000.00) (reduced by the excess, if any, of the highest outstanding balance of loans from the Plan) during the one year period ending on the day before the date on which the loan was made over the outstanding balance of loans from the Plan on the date on which such loan was made) or (b) one-half of the sum of the vested and nonforfeitable interest in his Accounts, determined as of the Valuation Date coinciding with or immediately preceding such loan. For the purposes hereof, all loans from all plans of the Employer and other members of a group of employers described in Sections 414(b), (c), (m) and (o) of the Code shall be aggregated. All loans must be adequately secured and bear a reasonable interest rate. In the event of a default foreclosure on the note evidencing the loan and attachment of the security shall not occur until a distributable event occurs.

                 3.7.4 Availability. Loans, if any, must be available to all Participants and Beneficiaries without regard to any individual's race, color, religion, sex, age or national origin. Loans shall be made available to all Participants and Beneficiaries and loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other employees.

                 3.7.5 Prohibitions. A loan shall not be made to a five (5%) percent or greater shareholder-employee of an S corporation, an owner of more than ten (10%) percent of either the capital interest or the profits interest of an unincorporated Employer, a family member (as defined in Section 267(c)(4) of the Code) of such persons, or a corporation controlled by such persons through the ownership, directly or indirectly, of fifty (50%) percent or more of the total voting power or value of all shares of all classes of stock of the corporation, unless an exemption for the loan is obtained pursuant to Section 408 of the Act.

                                  ARTICLE VIII

                                 BENEFICIARIES

                 3.8.1 Designation of Beneficiaries. Each Participant shall have the right to designate a Beneficiary or Beneficiaries and contingent or successive Beneficiaries to receive any benefits provided by this Plan which become payable upon the Participant's death. The Beneficiaries may be changed at any time or times by the filing of a new designation with the Plan Administrator, and the most recent designation shall govern. Notwithstanding the foregoing and subject to the provisions of Section 2.5.2(e)(3), the designated Beneficiary shall be the surviving spouse of the Participant, unless such surviving spouse consents in writing to an alternate designation and the terms of such consent acknowledge the effect of such alternate designation and the consent is witnessed by a representative of the Plan or by a notary public. A spouse may not revoke the consent without the approval of the Participant. The designation of a Beneficiary other than the spouse of the Participant or a form of benefits with the consent of such spouse may not be changed without the consent of such spouse and any consent must acknowledge the specific non-spouse Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries.

                 3.8.2 Absence or Death of Beneficiaries. If a Participant dies without having a beneficiary designation then in force, or if all of the Beneficiaries designated by a Participant predecease him, his Beneficiary shall be his surviving spouse, or if none, his surviving children, equally, or if none, such other heirs or the executor or administrator of his estate as the Plan Administrator shall select.

                 If a Participant dies survived by Beneficiaries designated by him and if all such surviving Beneficiaries thereafter die before complete distribution of such deceased Participant's interest, the estate of the last of such designated Beneficiaries to survive shall be deemed to be the Beneficiary of the undistributed portion of such interest.

                                   ARTICLE IX

                                     CLAIMS

                 3.9.1 Claim Procedure. Any Participant or Beneficiary who is entitled to a payment of a benefit for which provision is made in this Plan shall file a written claim with the Plan Administrator on such forms as shall be furnished to him by the Plan Administrator and shall furnish such evidence of entitlement to benefits as the Plan Administrator may reasonably require. The Plan Administrator shall notify the Participant or Beneficiary in writing as to the amount of benefit to which he is entitled, the duration of such benefit, the time the benefit is to commence and other pertinent information concerning his benefit. If a claim for benefit is denied by the Plan Administrator, in whole or in part, the Plan Administrator shall provide adequate notice in writing to the Participant or Beneficiary whose claim for benefit has been denied within ninety (90) days after receipt of the claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice indicating the special circumstances and the date by which a final decision is expected to be rendered shall be furnished to the Participant or Beneficiary. In no event shall the period of extension exceed one hundred eighty (180) days after receipt of the claim. The notice of denial of the claim shall set forth
(a) the specific reason or reasons for the denial; (b) specific reference to pertinent Plan provisions on which the denial is based; (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (d) a statement that any appeal of the denial must be made by giving to the Plan Administrator, within sixty (60) days after receipt of the notice of the denial, written notice of such appeal, such notice to include a full description of the pertinent issues and basis of the claim. The Participant or Beneficiary (or his duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Plan Administrator. If the Participant or Beneficiary fails to appeal such action to the Plan Administrator in writing within the prescribed period of time, the Plan Administrator's adverse determination shall be final, binding and conclusive.

                 3.9.2 Appeal. If the Plan Administrator receives from a Participant or a Beneficiary, within the prescribed period of time, a notice of an appeal of the denial of a claim for benefit, such notice and all relevant materials shall immediately be submitted to the Employer. The Employer may hold a hearing or otherwise ascertain such facts as it deems necessary and shall render a decision which shall be binding upon both parties. The decision of the Employer shall be made within sixty (60) days after the receipt by the Plan

Administrator of the notice of appeal, unless special circumstances require an extension of time for processing, in which case a decision of the Employer shall be rendered as soon as possible but not later than one hundred twenty
(120) days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision of the Employer shall be in writing, shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based and shall be promptly furnished to the claimant.

                                   ARTICLE X

                           AMENDMENT AND TERMINATION

                 3.10.1   Right to Amend.

                 (a) The Employer may at any time or times amend the Plan and the provisions of the Adoption Agreement, in whole or in part. Subject to subsection (b), an Employer that amends the Plan shall no longer participate in this prototype plan and shall be considered to have an individually designed plan.

                 (b) The Employer may change the choice of options in the Adoption Agreement, add overriding language in the Adoption Agreement when such language is necessary to satisfy Section 415 or 416 of the Code because of the required aggregation of multiple plans and add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption shall not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirements under Section 412(d) of the Code, shall no longer participate in this prototype plan and shall be considered to have an individually designed plan.

                 3.10.2 Manner of Amending. Each amendment of this Plan shall be made by delivery to the Trustee of a copy of the resolution of the Employer which sets forth such amendment.

                 3.10.3 Limitations On Amendments. No amendment shall be made to this Plan which shall:

                 (a) Directly or indirectly operate to give the Employer any interest whatsoever in the assets of the Trust or to deprive any Participant or Beneficiary of his vested and nonforfeitable interest in the assets of the Trust as then constituted, or cause any part of the income or corpus of the Trust to be used for, or diverted to purposes other than the exclusive benefit of Employees or their Beneficiaries;

                 (b) Increase the duties or liabilities of the Trustee without the Trustee's prior written consent;

                 (c) Change the vesting schedule under the Plan if the nonforfeitable percentage of the accrued benefit derived from Employer contributions (determined as of the later of the date such amendment is adopted or the date such amendment becomes effective) of any Participant is less than such nonforfeitable percentage computed without regard to such amendment; or

                 (d) Reduce the accrued benefit of a Participant within the meaning of Section 411(d)(6) of the Code, except to the extent permitted under Section 412(c)(8) of the Code. An amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit.

         If a Plan amendment changes the vesting schedule or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, each Participant who has completed three (3) or, in the case of Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after 1988, five (5) or more Years of Service may elect within a reasonable period after the adoption of such amendment to have his nonforfeitable percentage computed without regard to such amendment or change. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of sixty (60) days after:

                          (i)     the amendment is adopted;

                          (ii)    the amendment becomes effective; or

                          (iii) the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

                 3.10.4 Voluntary Termination. The Employer may terminate the Plan at any time by delivering to the Trustee an instrument in writing which designates such termination. Following termination of the Plan, the Trust will continue until the Distributable Benefit of each Participant has been distributed.

                 3.10.5   Involuntary Termination.  The Plan shall terminate if
(a) the Employer is dissolved or adjudicated bankrupt or insolvent in appropriate proceedings, or if a general assignment is made by the Employer for the benefit of creditors, or (b) the Employer loses its identity by consolidation or merger into one or more corporations or organizations, unless within ninety (90) days after such consolidation or merger, such corporations or organizations elect to continue the Plan.

                 3.10.6 Withdrawal By Employer. The Employer may withdraw from participation under the Plan without terminating the Trust upon making a transfer of the Trust assets to another Plan which shall be deemed to constitute an amendment in its entirety of the Trust.

                 3.10.7 Powers Pending Final Distribution. Until final distribution of the assets of the Trust, the Plan Administrator and Trustee shall continue to have all the powers provided under this Plan as are necessary for the orderly administration, liquidation and distribution of the assets of the Trust.

                 3.10.8 Delegation to Sponsor. The Employer expressly delegates authority to the Plan Sponsor the right to amend any part of the Plan on its behalf to the extent necessary to preserve the qualified status of the Plan. For purposes of amendments by the Plan Sponsor, the Mass Submitter shall be recognized as the agent of the Plan Sponsor. If the Plan Sponsor does not adopt the amendments made by the Mass Submitter, the Plan shall no longer be identical to or a minor modifier of the mass submitter plan. The Plan Sponsor shall submit a copy of the amendment to each Employer who has adopted the Plan after first having received a ruling or favorable determination from the Internal Revenue Service that the Plan as amended satisfies the applicable requirements of the Code. The Employer may revoke the authority of the Plan Sponsor to amend the Plan on its behalf by written notice to the Plan Sponsor of such revocation.

                                   ARTICLE XI

                                  PORTABILITY

                 3.11.1 Continuance by Successor. In the event of the dissolution, consolidation or merger of the Employer, or the sale by the Employer of its assets, the resulting successor person or persons, firm or corporations may continue this Plan by (a) adopting the Plan by appropriate resolution; (b) appointing a new Trustee as though the Trustee (including all members of a group of individuals acting as Trustee) had resigned; and (c) executing a proper agreement with the new Trustee. In such event, each Participant in this Plan shall have an interest in the Plan after the dissolution, consolidation, merger, or sale of assets, at least equal to the interest which he had in the Plan immediately before the dissolution, consolidation, merger or sale of assets. Any Participants who do not accept a position with such successor within a reasonable time shall be deemed to be terminated. If, within ninety (90) days from the effective date of such dissolution, consolidation, merger, or sale of assets, such successor does not adopt this Plan, as provided herein, the Plan shall automatically be terminated and deemed to be an involuntary termination.

                 3.11.2 Merger With Other Plan. In the event of the merger or consolidation with, or transfer of assets or liabilities to, any other deferred compensation plan and trust, each Participant shall have an interest in such other plan which is equal to or greater than the interest which he had in this Plan immediately before such merger, consolidation or transfer, and if such other plan thereafter terminates, each Participant shall be entitled to a Distributable Benefit which is equal to or greater than the Distributable Benefit to which he would have been entitled immediately before such merger, consolidation or transfer if this Plan had then been terminated.

                 3.11.3 Transfer From Other Plans. The Employer may cause all or any of the assets held in connection with any other plan or trust which is maintained by the Employer for the benefit of its employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts to be transferred to the Trustee, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose. In addition, the Employer, in its discretion, may permit rollover to the Trustee of assets held for the benefit of an Employee in a conduit Individual Retirement Account, a terminated plan of the Employer, or any other plan or trust which is maintained by some other employer for the benefit of its employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts. Any such assets so transferred to the Trustee shall be accompanied by written instructions from the employer, or the trustee, custodian or indi-





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
vidual holding such assets, setting forth the name of each Employee for whose benefit such assets have been transferred and showing separately the respective contributions by the employer and by the Employee and the current value of the assets attributable thereto. Upon receipt by the Trustee of such assets, the Trustee shall place such assets in a Segregated Fund for the Participant and the Employee shall be deemed to be one hundred percent (100%) vested and have a nonforfeitable interest in any such assets. Notwithstanding any provisions herein to the contrary, unless the Plan provides a life annuity distribution option or the Participant and his spouse have signed a written waiver of their rights to the annuity options in a form which satisfies the waiver requirements of Section 417 of the Code, the Plan shall not be a direct or indirect transferee of a defined benefit pension plan, money purchase pension plan, target benefit pension plan, stock bonus or profit sharing plan which is subject to the survivor annuity requirements of Section 401(a)(11) and Section 417 of the Code.

                 3.11.4 Transfer to Other Plans. The Trustee, upon written direction by the Employer, shall transfer some or all of the assets held under the Trust to another plan or trust of the Employer meeting the requirements of the Code relating to qualified plans and trusts, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose. In addition, upon the termination of employment of any Participant and receipt by the Plan Administrator of a request in writing, the Participant may request that any distribution from the Trust to which he is entitled shall be transferred to an Individual Retirement Account, an Individual Retirement Annuity, or any other plan or trust which is maintained by some other employer for the benefit of its employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts. Upon receipt of any such written request, the Plan Administrator shall cause the Trustee to transfer the assets so directed and, as appropriate, shall direct the Insurer to transfer to the new trustee any applicable insurance policies issued by it.





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
                                  ARTICLE XII

                                 MISCELLANEOUS

                 3.12.1 No Reversion to Employer. Except as specifically provided in the Plan, no part of the corpus or income of the Trust shall revert to the Employer or be used for, or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries.

                 3.12.2 Employer Actions. Any action by the Employer pursuant to the provisions of the Plan shall be evidenced by appropriate resolution or by written instrument executed by any person authorized by the Employer to take such action.

                 3.12.3 Execution of Receipts and Releases. Any payment to any person eligible to receive benefits under this Plan, in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder. The Plan Administrator may require such person, as a condition precedent to such payment, to execute a receipt and release therefor in such form as he shall determine.

                 3.12.4 Rights of Participants Limited. Neither the creation of this Plan and Trust nor anything contained in this Plan or the Adoption Agreement shall be construed as giving any Participant, Beneficiary or Employee any equity or other interest in the assets, business or affairs of the Employer, or the right to complain about any action taken by or about any policy adopted or pursued by, the Employer, or as giving any Employee the right to be retained in the service of the Employer; and all Employees shall remain subject to discharge to the same extent as if the Plan had never been executed. Prior to the time that distributions are made in conformity with the provisions of the Plan, neither the Participants, nor their spouses, Beneficiaries, heirs-at-law, or legal representatives shall receive or be entitled to receive cash or any other thing of current exchangeable value, from either the Employer or the Trustee as a result of the Plan or the Trust.

                 3.12.5 Persons Dealing With Trustee Protected. No person dealing with the Trustee shall be required or entitled to see to the application of any money paid or property delivered to the Trustee, or determine whether or not the Trustee is acting pursuant to the authorities granted to the Trustee hereunder or to authorizations or directions herein required. The certificate of the Trustee that the Trustee is acting in accordance with the Plan shall protect any person relying thereon.

                 3.12.6 Protection of the Insurer. An Insurer shall not be responsible for the validity of the Plan or Trust and shall have no responsibility for action taken or not taken by the Trustee, for determining the propriety of accepting premium payments or other contributions, for making payments in accordance with the direction of the Trustee, or for the application of such payments. The Insurer shall be fully protected in dealing with any representative of the Employer or any one of a group of individuals acting as Trustee. Until written notice of a change of Trustee has been received by an Insurer at its home office, the Insurer shall be fully protected in dealing with any party acting as Trustee according to the latest information received by the Insurer at its home office.

                 3.12.7 No Responsibility for Act of Insurer. Neither the Employer, the Plan Administrator nor the Trustee shall be responsible for any of the following, nor shall they be liable for instituting action in connection with:

                 (a)      The validity of policies or policy provisions;

                 (b) Failure or refusal by the Insurer to provide benefits under a policy;

                 (c) An act by a person which may render a policy invalid or unenforceable; or

                 (d) Inability to perform or delay in performing an act, which inability or delay is occasioned by a provision of a policy or a restriction imposed by the Insurer.

                 3.12.8 Inalienability. The right of any Participant or his Beneficiary in any distribution hereunder or to any separate Account shall not be subject to alienation, assignment or transfer, voluntarily or involuntarily, by operation of law or otherwise, except as may be expressly permitted herein. No Participant shall assign, transfer, or dispose of such right nor shall any such right be subjected to attachment, execution, garnishment, sequestration, or other legal, equitable, or other process. The preceding shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in
Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

                 In the event a Participant's benefits are attached by order of any court, the Plan Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of the action, the Plan Administrator shall cause any benefits payable to be paid to the court for distribution by the court as it considers appropriate.

                 3.12.9 Domestic Relations Orders. The Plan Administrator shall adhere to the terms of any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant and is made pursuant to a state domestic relations law (including a community property law) and which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant.

                 Any such domestic relations order must clearly specify the name and last known mailing address of the Participant and the name and mailing address of each alternate payee covered by the order, the amount or percentage of the Participant's benefit to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined, the number of payments or period to which such order applies, and each plan to which such order applies.

                 Any such domestic relations order shall not require the Plan to provide any type or form of benefit, or any option not otherwise provided under the Plan, to provide increased benefits (determined on the basis of actuarial value) or the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order. Notwithstanding the foregoing sentence, a domestic relations order may require the payment of benefits to an alternate payee before the Participant has separated from service on or after the date on which the Participant attains or would have attained the earliest retirement age under the Plan as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the present value of the benefits actually accrued and not taking into account the present value of any Employer subsidy for early retirement) and in any form in which such benefits may be paid under the Plan to the Participant (other than the form of a joint and survivor annuity with respect to the alternate payee and his or her subsequent spouse). The interest rate assumption used in determining the present value shall be five (5%) percent. For these purposes, the earliest retirement age under the Plan means the earlier of: (a) the date on which the Participant is entitled to a distribution under the Plan, or (b) the later of the date the Participant attains age 50, or the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service.

                 If the Employer so elects in the Adoption Agreement, distributions may be made to an alternate payee even though the Participant may not receive a distribution because he continues to be employed by the Employer.

                 To the extent provided in the qualified domestic relations order, the former spouse of a Participant shall be treated as a surviving spouse of such Participant for purposes of Sections 401(a)(11) and 417 of the Code (and any spouse of the Participant shall not be treated as a spouse of the Participant for such purposes) and if married for at least one (1) year, the surviving former spouse shall be treated as meeting the requirements of Section 417(d) of the Code.

                 The Plan Administrator shall promptly notify the Participant and each alternate payee of the receipt of a domestic relations order by the Plan and the Plan's procedures for determining the qualified status of domestic relations orders. Within a reasonable period after receipt of a domestic relations order, the Plan Administrator shall determine whether such order is a qualified domestic relations order and shall notify the Participant and each alternate payee of such determination. If the Participant or any affected alternate payee disagrees with the determinations of the Plan Administrator, the disagreeing party shall be treated as a claimant and the claims procedure of the Plan shall be followed. The Plan Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan.

                 During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined (by the Plan Administrator, by a court of competent jurisdiction or otherwise), the Plan Administrator shall separately account for the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order. If, within the eighteen
(18) month period beginning on the date on which the first payment would be required to be made under the domestic relations order, the order (or modification thereof) is determined to be a qualified domestic relations order, the Plan Administrator shall pay the segregated amounts, including any interest thereon, to the person or persons entitled thereto. If within such eighteen
(18) month period it is determined that the order is not a qualified domestic relations order or the issue as to whether such order is a qualified domestic relations order is not resolved, then the Plan Administrator shall pay the segregated amounts, including any interest thereon, to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a qualified domestic relations order which is made after the close of the eighteen (18) month period shall be applied prospectively only.

                 3.12.10 Authorization to Withhold Taxes. The Trustee is authorized in accordance with applicable law to withhold from distribution to any payee such sums as may be necessary to cover federal and state taxes which may be due with respect to such distributions.

                 3.12.11 Missing Persons. If the Trustee mails by registered or certified mail, postage prepaid, to the last known address of a Participant or Beneficiary, a notification that the Participant or Beneficiary is entitled to a distribution and if (a) the notification is returned by the post office because the addressee cannot be located at such address and if neither the Employer, the Plan Administrator nor the Trustee shall have any knowledge of the whereabouts of such Participant or Beneficiary within three (3) years from the date such notification was mailed, or (b) within three (3) years after such notification was mailed to such Participant or Beneficiary, he does not respond thereto by informing the Trustee of his whereabouts, the ultimate disposition of the then undistributed balance of the Distributable Benefit of such Participant or Beneficiary shall be determined in accordance with the then applicable Federal laws, rules and regulations. If any portion of the Distributable Benefit is forfeited because the Participant or Beneficiary cannot be found, such portion shall be reinstated if a claim is made by the Participant or Beneficiary.

                 3.12.12 Notices. Any notice or direction to be given in accordance with the Plan shall be deemed to have been effectively given if hand delivered to the recipient or sent by certified mail, return receipt requested, to the recipient at the recipient's last known address. At any time that a group of individuals is acting as Trustee, notice to the Trustee may be given by giving notice to any one or more of such individuals.

                 3.12.13 Governing Law. The provisions of this Plan shall be construed, administered and enforced in accordance with the provisions of the Act and, to the extent applicable, the laws of the state in which the Employer has its principal place of business. All contributions to the Trust shall be deemed to take place in such state.

                 3.12.14 Severability of Provisions. In the event that any provision of this Plan shall be held to be illegal, invalid or unenforceable for any reason, said illegality, invalidity or unenforceability shall not affect the remaining provisions, but shall be fully severable and the Plan shall be construed and enforced as if said illegal, invalid or unenforceable provisions had never been inserted herein.

                 3.12.15 Gender and Number. Whenever appropriate, words used in the singular shall include the plural, and the masculine gender shall include the feminine gender.

                 3.12.16 Binding Effect. The Plan and Adoption Agreement, and all actions and decisions hereunder, shall be binding upon the heirs, executors, administrators, successors and assigns of any and all parties hereto and Participants, present and future.

                 3.12.17 Qualification Under Internal Revenue Laws. The Employer intends that the Trust qualify under the applicable provisions of the Code. Until advised to the contrary, the Trustee may assume that the Trust is so qualified and is entitled to tax exemption under the Code. If the Plan of the Employer fails to attain or retain qualification, the Plan of the Employer shall no longer participate in this prototype and shall be considered an individually designed plan.




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